UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A INFORMATION

________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Gamida Cell Ltd.
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

116 Huntington Avenue, Boston, Massachusetts, 02116

June 22, 2022

Dear Shareholder,

You are cordially invited to attend an annual general meeting of the shareholders (the “Meeting”) of Gamida Cell Ltd. (the “Company”), to be held on Wednesday, July 27, 2022, beginning at 5:00 p.m., Israel time (10:00 a.m. Eastern Time), at 12 Leshem Street, Kiryat Gat, 8258412, Israel.

At the time of printing, we expect that ordinary shareholders will be able to attend our Meeting in person. We will continue to monitor the situation, including Israeli government guidance, and will continue to do so in the lead up to the Meeting. Should regulations or government guidance change between now and the date of the Meeting, we will provide an update on our website (https://investors.gamida-cell.com) and ordinary shareholders are encouraged to check for any updates.

Please register for the live webcast of the Meeting at https://register.vevent.com/register/BId23b038712324e98b2ab1bfc6d155d41. Once registered, you will be provided with a personalized dial-in number and PIN. A replay of the webcast will be available for approximately seven days after the Meeting. No voting will be allowed during the webcast.

The Company’s notice of the Meeting, as published on Wednesday, June 22, 2022, and the proxy statement (“Proxy Statement”) included within the following pages, describe in detail the matters to be acted upon at the Meeting. This notice and the accompanying proxy statement and proxy card are being first mailed to shareholders on or about June 22, 2022.

The Company has fixed the close of business on Tuesday, June 17, 2022 as the record date for the determination of shareholders entitled to notice of, and to vote on the matters proposed at, the Meeting and any adjournment or postponement thereof. The Company’s board of directors unanimously recommends a vote “FOR” each matter set forth in the notice.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Accordingly, after reading the enclosed Notice of Annual General Meeting of Shareholders and accompanying Proxy Statement, please sign, date and mail the enclosed proxy card by means of the envelope provided, or otherwise vote by telephone or over the internet in accordance with the instructions given in your proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you may need to obtain a proxy issued in your name from that record holder. Please contact your broker, bank or other nominee for information about specific requirements if you would like to vote your shares at the Meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Annual General Meeting of Shareholders
to Be Held on Wednesday, July 27, 2022 at 5:00 p.m., Israel Time (10:00 a.m. Eastern Time).

Register for the Annual General Meeting
via https://conference.vevent.com/join/PI0304c2c9695c4c059cdd566aaf56d72f?pwd=437538.

The proxy statement and annual report to shareholders
are available at www.proxyvote.com.

We look forward to seeing as many of you as can attend the Meeting.

Very truly yours,

Robert I. Blum
Chairman of the Board of Directors

i

GAMIDA CELL LTD.

116 Huntington Avenue, Boston, Massachusetts
Tel: (713) 400-6400

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To be held on Wednesday, July 27, 2022

Notice is hereby given to the holders of ordinary shares, nominal value NIS 0.01 per share, of Gamida Cell Ltd. (the “Company”) in connection with the solicitation by the board of directors of the Company (the “Board”) of proxies for use at the annual general meeting of shareholders (the “Meeting”) to be held on Wednesday, July 27, 2022, at 5:00 p.m. Israel time (10:00 a.m. Eastern Time), at 12 Leshem Street, Kiryat Gat, 8258412, Israel.

Please register for the live webcast of the Meeting at https://register.vevent.com/register/BId23b038712324e98b2ab1bfc6d155d41. Once registered, you will be provided with a personalized dial-in number and PIN. A replay of the webcast will be available for approximately seven days after the Meeting. No voting will be allowed during the webcast.

The Meeting is being called for the following purposes:

(1)    to elect each of Ms. Shawn Tomasello and Mr. Stephen Wills to serve as a Class I director of the Company, and to hold office until the close of business of the annual general meeting of shareholders to be held in 2025 and until their respective successors are duly elected and qualified, or until such individual’s earlier resignation or retirement;

(2)    to approve an amendment of the terms of office and employment of the Company’s Chief Executive Officer (and a member of the Board), Dr. Julian Adams;

(3)    to approve amendments to the Company’s amended and restated articles of association (the “Current Articles”), primarily to require an affirmative vote of (i) two-thirds (2/3) of the directors in order to approve certain transactions which may have a significant effect on the Company’s structure, assets or business, (ii) two-thirds (2/3) of the directors in order to approve certain business combinations with any shareholder (and its affiliates) who holds (beneficially or of record) 20% or more of the voting power in the Company, and (iii) a majority of the directors to amend the Company’s Current Articles as they may be amended from time to time; and

(4)    to approve the re-appointment of Kost, Forer, Gabbay & Kasierer, a member firm of Ernst & Young Global, as the Company’s independent auditors for the fiscal year ending December 31, 2022, and its service until the annual general meeting of shareholders to be held in 2023.

The Board recommends that the shareholders vote in favor of each of the above proposals, which will be described in a proxy statement to be made available to the Company’s shareholders.

In addition, shareholders attending the Meeting will have an opportunity to review and ask questions regarding the financial statements of the Company for the fiscal year ended December 31, 2021.

We are currently not aware of any other matters that will come before the Meeting. If any other matters are presented properly at the Meeting, it is intended that the persons designated as proxies will vote upon such matters in accordance with their best judgment and the interest of the Company.

In accordance with the Israeli Companies Law 5759-1999, and regulations promulgated thereunder (the “Companies Law”), any shareholder of the Company holding at least 1% of the outstanding voting rights of the Company for the Meeting may submit to the Company a proposed additional agenda item for the Meeting, no later than June 29, 2022. To the extent that there are any additional agenda items that the Board determines to add as a result of any such submission, the Company will publish an updated agenda and proxy card with respect to the Meeting, no later than July 6, 2022.

ii

The presence (in person or by proxy) of any two or more shareholders holding, in the aggregate, at least 33-⅓% of the voting power of the Company, constitutes a quorum for purposes of the Meeting. In the absence of the requisite quorum of shareholders within half an hour from the time appointed for the Meeting, the Meeting will be adjourned to Wednesday, August 3, 2022, at the same time and place, unless otherwise determined at the Meeting in accordance with the Company’s Current Articles. At such adjourned meeting the presence of one or more shareholders in person or by proxy within a half an hour from the time appointed for the adjourned meeting holding in the aggregate at least 33-⅓% of the voting power of the Company will constitute a quorum.

Only shareholders of record at the close of business on Friday, June 17, 2022, are entitled to notice of, and to vote at, the Meeting, or at any adjournment or postponement thereof.

The affirmative vote of the holders of a majority of the voting power represented at the Meeting in person or by proxy and voting on a proposal, is necessary for the approval of each of the proposals.

A proxy statement describing the various matters to be voted upon at the Meeting along with a proxy card enabling the shareholders to indicate their vote on each matter will be mailed on or about June 22, 2022 to all shareholders entitled to participate in and vote at the Meeting. This proxy statement, Notice of Annual General Meeting of Shareholders and the accompanying proxy card are available on the Company’s website at https://investors.gamida-cell.com/financials-filings/sec-filings. Proxies must be submitted to the Company or to its transfer agent no later than midnight on the night prior to the Meeting. Proxies delivered to the Company or to its transfer agent after such time will be presented to the chairperson of the Meeting and, at his discretion, may be voted as specified in the instructions included in such proxies. If your ordinary shares in the Company are held in “street name” (meaning held through a bank, broker or other nominee), you will be able to either direct the record holder of your shares on how to vote your shares or obtain a legal proxy from the record holder that enables you to participate in and to vote your shares at the Meeting (or to appoint a proxy to do so).

In accordance with the Companies Law, any shareholder of the Company may submit to the Company a position statement on behalf of itself, expressing its position on any, some or all agenda items for the Meeting, either via mail to the Company’s offices at 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Josh Patterson, General Counsel & Chief Compliance Officer, or by e-mail to legalnotices@gamida-cell.com, no later than July 17, 2022.

BY ORDER OF THE BOARD OF DIRECTORS
June 22, 2022	/s/ Robert I. Blum
Robert I. Blum
Chairman of the Board of Directors

iii

GAMIDA CELL LTD.

116 Huntington Avenue, Boston, Massachusetts 02116
Tel: (713) 400-6400

PROXY STATEMENT
FOR THE 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Wednesday, July 27, 2022

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the board of directors (the “Board”) of Gamida Cell Ltd., an Israeli company (the “Company”) is soliciting your proxy to vote at the 2022 Annual General Meeting of Shareholders (the “Meeting”), or any adjournments or postponements of the Meeting. You are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or online.

We intend to mail these proxy materials on or about June 22, 2022 to all shareholders of record entitled to vote at the Meeting.

How do I attend the Meeting?

The Meeting will be held on Wednesday, July 27, 2022, beginning at 5:00 p.m. Israel time (10:00 a.m. Eastern Time), at 12 Leshem Street, Kiryat Gat, 8258412, Israel.

Attendance at the Meeting is limited to shareholders of the Company as of the record date (Friday, June 17, 2022). Each shareholder may appoint only one proxy holder or representative to attend the Meeting on his or her behalf.

If you attend the Meeting, you will be asked to present valid, government-issued photo identification, such as a driver’s license. If you are a holder of record, the top half of your proxy card or your notice is your admission ticket. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. If you want to vote your shares held in street name in person, you must get a legal proxy in your name from the broker, bank or other nominee that holds your shares, and submit it with your vote.

Who can vote at the Meeting?

Shareholders Entitled to Vote — Record Date

Shareholders of record who held ordinary shares at the close of business on Friday, June 17, 2022, are entitled to notice of, and to vote at, the Meeting. In addition, shareholders who, as of the Record Date, held ordinary shares through a bank, broker or other nominee which is a shareholder of record of the Company at the close of business on the Record Date, or which appears in the participant list of a securities depository on that date, are considered to be beneficial owners of shares held in “street name.” These proxy materials are being forwarded to beneficial owners by the bank, broker or other nominee that is considered the holder of record with respect to the Company’s ordinary shares. Beneficial owners have the right to direct how their shares should be voted and are also invited to attend the Meeting, but may not actually vote their shares in person at the Meeting unless they first obtain a signed proxy from the record holder (that is, their bank, broker or other nominee) giving them the right to vote the shares.

As of June 17, 2022 (being the last practicable date before the circulation of this proxy statement), there were 59,984,756 ordinary shares outstanding and entitled to vote at the Meeting.

What am I voting on?

This Proxy Statement describes the proposals on which we would like you, as a shareholder, to vote at the Meeting. This Proxy Statement provides you with information on the proposals, as well as other information about us, so that you can make an informed decision as to whether and how to vote your shares.

At the Meeting, shareholders will act upon the following 4 proposals:

Proposal One

To elect each of Ms. Shawn Tomasello and Mr. Stephen Wills to serve as a Class I director of the Company, and to hold office until the close of business of the annual general meeting of shareholders to be held in 2025 and until their respective successors are duly elected and qualified, or until such individual’s earlier resignation or retirement.

Proposal Two	To approve an amendment of the terms of office and employment of the Company’s Chief Executive Officer (and a member of the Board), Dr. Julian Adams.
Proposal Three

To approve amendments to the Company’s amended and restated articles of association (the “Current Articles”), primarily to require an affirmative vote of (i) two-thirds (2/3) of the directors in order to approve certain transactions which may have a significant effect on the Company’s structure, assets or business, (ii) two-thirds (2/3) of the directors in order to approve certain business combinations with any shareholder (and its affiliates) who holds (beneficially or of record) 20% or more of the voting power in the Company, and (iii) a majority of the directors to amend the Company’s Current Articles as may be amended from time to time.

Proposal Four

To approve the re-appointment of Kost, Forer, Gabbay & Kasierer, a member firm of Ernst & Young Global, as the Company’s independent auditors for the fiscal year ending December 31, 2022, and its service until the annual general meeting of shareholders to be held in 2023.

What if another matter is properly brought before the Meeting?

As of the date of this Proxy Statement, our Board knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of your proxyholder (identified on your proxy card) to vote on those matters in accordance with their best judgment.

Can I change my vote after submitting my proxy?

A shareholder may revoke a proxy in one of the following ways: (i) by written notice of the revocation of the proxy delivered by mail to the Company at its offices at 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Josh Patterson, General Counsel & Chief Compliance Officer, or by e-mail to legalnotices@gamida-cell.com, or to its transfer agent, Broadridge Corporate Issuer Solutions, Inc., by mail to 1717 Arch St., Suite 1300, Philadelphia, Pennsylvania 19103, before midnight on the night prior to the time of the Meeting, canceling the proxy or appointing a different proxy, (ii) by written notice of the revocation of the proxy delivered at the Meeting to the chairman of the Meeting or (iii) by attending and voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy. If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee.

What is the quorum requirement, and how many votes are needed to approve each proposal?

Pursuant to the Company’s Current Articles, the quorum required for the Meeting consists of at least one or more shareholders present, in person or by proxy, holding shares conferring in the aggregate at least 33-⅓% of the Company’s voting power. If a quorum is not present within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to August 3, 2022, at the same time and place, unless otherwise determined at the Meeting in accordance with the Company’s Current Articles (the “Adjourned Meeting”). At such Adjourned Meeting the presence of at least one or more shareholders, in person or by proxy, within half an hour from the time appointed for the Adjourned Meeting holding in the aggregate at least 33-⅓% of the Company’s voting power, will constitute a quorum.

Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner attends the Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Brokers that hold shares in “street name” for clients typically have authority to vote on “routine” proposals even when they have not received instructions from beneficial owners. Absent specific instructions from the beneficial owner of the shares, however, brokers are not allowed to exercise their voting discretion with respect to any proposals that are considered non-routine. If you hold your shares in “street name” and do not provide your broker with specific instructions regarding how to vote on any proposal, your broker will not be permitted to vote your shares on the proposal, resulting in a “broker non-vote.” Therefore, it is important for a shareholder that holds ordinary shares through a bank or broker to instruct its bank or broker how to vote its shares, if the shareholder wants its shares to count for all proposals.

The affirmative vote of the holders of a majority of the voting power represented at the Meeting in person or by proxy and voting thereon is necessary for the approval of each proposal.

The Board recommends shareholders vote “FOR” each of the proposals set forth in the Proxy Statement.

Except for the purpose of determining a quorum, broker non-votes will not be counted as present and are not entitled to vote. Abstentions will not be treated as either a vote “FOR” or “AGAINST” a matter.

On each matter submitted to the shareholders for consideration at the Meeting, only ordinary shares that are voted on such matter will be counted toward determining whether shareholders approved the matter. Ordinary shares present at the Meeting that are not voted on a particular matter (including broker non-votes) will not be counted in determining whether such matter is approved by shareholders.

Each ordinary share is entitled to one vote on each proposal or item that comes before the Meeting. If two or more persons are registered as joint owners of any ordinary share, the right to vote at the Meeting and/or the right to be counted as part of the quorum thereat will be conferred exclusively upon the more senior among the joint owners attending the meeting in person or by proxy. For this purpose, seniority will be determined by the order in which the names appear in the Company’s Register of Shareholders.

How do I vote?

You can vote your shares by attending the Meeting. If you do not plan to attend the Meeting, the method of voting will differ for shares held as a record holder and shares held in “street name” (through a broker, trustee or nominee). Record holders of shares will receive proxy cards. Holders of shares in “street name” will receive either proxy cards or voting instruction cards directly from their bank, broker or nominee in order to instruct their banks, brokers or other nominees on how to vote.

Dr. Julian Adams, Mr. Joshua Patterson and Mr. Shai Lankry may be appointed as proxies by the shareholders entitled to vote at the Meeting with respect to the matters to be voted upon at the Meeting.

All ordinary shares represented by properly executed proxies delivered to the Company by mail at its offices at 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Josh Patterson, General Counsel & Chief Compliance Officer, or by e-mail to legalnotices@gamida-cell.com, or to its transfer agent, Broadridge Corporate Issuer Solutions, Inc., by mail to 1717 Arch St., Suite 1300, Philadelphia, Pennsylvania 19103, will be voted as specified in the instructions indicated in such proxies. Proxies must be submitted to the Company or to its transfer agent no later than midnight on the night prior to the Meeting. Proxies delivered to the Company or to its transfer agent after such time will be presented to the chairperson of the Meeting and, at his discretion, may be voted as specified in the instructions included in such proxies. If you are a shareholder of record as of the record date for the Meeting, subject to applicable law and the rules of the Nasdaq Stock Market (“Nasdaq”), if no instructions are indicated in such proxies with respect to the proposal, the shares represented by properly executed and received proxies will be voted “FOR” each of the proposals. If you hold your shares in “street name” through a broker, bank or other nominee, you are considered, with respect to those shares, a beneficial owner. Absent specific instructions from the beneficial owner of the shares, brokers are not allowed to exercise their voting discretion with respect to any items presented at the Meeting, as described below.

Shareholders of Record

If you are a shareholder of record (that is, you hold a share certificate that is registered in your name or you are listed as a shareholder in the Company’s share register), you can submit your vote by completing, signing and submitting a proxy card, which has or will be sent to you and which will be accessible at the Investors & Media section of the Company’s website, as described below under “Availability of Proxy Materials.”

Please follow the instructions on the proxy card. If you provide specific instructions (by marking a box) with regard to the proposals, your shares will be voted as you instruct. The persons named as proxies in the enclosed proxy card will furthermore vote in accordance with the recommendations of the Board on any other matters that may properly come before the Meeting.

Shareholders Holding in “Street Name”

If you hold ordinary shares in “street name,” that is, you are an underlying beneficial holder who holds ordinary shares through a bank, broker or other nominee, the voting process will be based on your directing the bank, broker or other nominee to vote the ordinary shares in accordance with the voting instructions on your voting instruction card. Because a beneficial owner is not a shareholder of record, you may not vote those shares directly at the Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the Meeting.

Please follow the instructions on the voting instruction card received from your bank, broker or nominee. You may also be able to submit voting instructions to a bank, broker or nominee by phone or via the Internet if your voting instruction card describes such voting methods. Please be certain to have your control number from your voting instruction card ready for use in providing your voting instructions.

It is important for a shareholder that holds ordinary shares through a bank or broker to instruct its bank or broker how to vote its shares if the shareholder wants its shares to count for the proposal.

When are shareholder proposals and director nominations due for next year’s annual meeting?

Any Shareholder or Shareholders of the Company holding at least 1% of the voting rights of the Company (the “Proposing Shareholder(s)”) may request, subject to the Companies Law, that the Board include a matter on the agenda of a general meeting to be held in the future, including to nominate a candidate to serve on the Board of the Company, provided that the Board determines that the matter is appropriate to be considered at a general meeting. In order for the Board to consider a shareholder proposal and whether to include the matter stated therein in the agenda of a general meeting, notice of the shareholder proposal must be timely delivered in accordance with the Companies Law and the regulations thereto and must comply with the requirements of the Current Articles and any applicable law and stock exchange rules and regulations. To be considered timely, a shareholder proposal must be delivered within seven days following the Company’s notice of convening a shareholders’ general meeting at which Directors are to be elected and certain other proposals are to be considered (or within three days of the Company’s notice in other instances). The proposal must be in writing, signed by all of the Proposing Shareholder(s) making such request, delivered, either in person or by certified mail, postage prepaid, and received by the Secretary of the Company (or, in the absence thereof by the Chief Executive Officer).

In addition to the eligibility requirements under applicable law, the Company’s Current Articles specify additional procedural requirements for shareholder proposals. Each such notice shall set forth: (i) the name, address, telephone number, fax number and email address of the Proposing Shareholder making the request (or each such Proposing Shareholder, as the case may be) and, if an entity, the name(s) of the person(s) that controls or manages such entity; (ii) the number of shares held by the Proposing Shareholder(s) making the request, directly or indirectly (and, if any of such ordinary shares are held indirectly, an explanation of how they are held and by whom), which shall be in such number no less than as is required to qualify as a Proposing Shareholder, accompanied by evidence satisfactory to the Company of the record holding of such ordinary shares by the Proposing Shareholder(s) as of the date of the proposal request, and a representation that the Proposing Shareholder(s) intends to appear in person or by proxy at the meeting; (iii) the matter requested to be included on the agenda of the general meeting, all information related to such matter, the reason that such matter is proposed to be brought before the general meeting, the complete text of the resolution that the Proposing Shareholder proposes to be voted upon at the general meeting and, if the Proposing Shareholder wishes to have a position statement in support of the proposal request, a copy of such position statement that complies with the requirement of any applicable law (if any); (iv) a description of all arrangements or understandings between the Proposing Shareholder(s) and any other person(s) (naming such person(s)) in connection with the matter that is requested to be included on the agenda and a declaration signed by all Proposing Shareholder(s) of whether any of them has a personal interest in the matter and, if so, a description in reasonable detail of such personal interest; (v) a description of all derivative transactions (as defined in the Current Articles) by each Proposing Shareholder(s) during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such derivative transactions; and (vi) a declaration that all of the information that is required under the Companies Law and any other applicable law and stock exchange rules and regulations to be provided to the Company in connection with such matter, if any, has been provided to the Company. Furthermore, the Board, may, in its discretion, to the extent it deems necessary, request that the Proposing Shareholder(s) provide additional information necessary so as to include a matter in the agenda of a general meeting, as the Board may reasonably require.

Shareholder proposals may also be submitted for inclusion in a proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 14a-8 of the Exchange Act, to be eligible for inclusion in the Company’s proxy materials for the 2023 Annual General Meeting of Shareholders, shareholder proposals must be received by the Company no later than February 23, 2023, which is 120 days prior to the 12-month anniversary of the date this proxy statement was first released to shareholders with respect to the 2022 Meeting. In addition, Rule 14a-8 proposals must otherwise comply with the requirements of the rule. To comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 30, 2023.

Additional requirements regarding shareholder proposals submitted for inclusion in the Company’s proxy materials for an annual general meeting can be found in the Current Articles, which are available as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2021, as filed on March 24, 2022 (the “Annual Report”). Proposals should be addressed to: at 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Josh Patterson, General Counsel & Chief Compliance Officer, or by e-mail to legalnotices@gamida-cell.com.

How can I find out the Meeting voting results?

The preliminary voting results will be announced at the Meeting. The final voting results will be tallied by the Company’s General Counsel based on the information provided by the Company’s transfer agent or otherwise and will be published following the Meeting on a Current Report on Form 8-K that we expect to file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Meeting. If voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Report on Form 8-K to publish the final results.

Who is paying for this proxy solicitation?

The Company will bear the costs of solicitation of proxies for the Meeting, including the preparation, assembly, printing, mailing and distribution of the proxy materials. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies from shareholders by telephone, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of ordinary shares held of record by them, and such custodians will be reimbursed by the Company for their reasonable out-of-pocket expenses. The Company may also retain an independent contractor to assist in the solicitation of proxies. If retained for such services, the costs will be paid by the Company. Proxies must be submitted to the Company or to its transfer agent no later than midnight on the night prior to the Meeting. Proxies delivered to the Company or to its transfer agent after such time will be presented to the chairperson of the Meeting and, at his discretion, may be voted as specified in the instructions included in such proxies.

What proxy materials are available online?

Copies of the proxy card, the Notice of Annual General Meeting of Shareholders and this Proxy Statement are available at the Investors & Media section of our Company’s website at www.gamida-cell.com. The contents of that website are not a part of this Proxy Statement.

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

Independence of the Board

Under the corporate governance standards of Nasdaq, a majority of our directors must meet the independence requirements specified in those rules. Following the Meeting, assuming the election of all nominees, our Board will consist of eight members, seven of whom will be independent under the rules of Nasdaq. Specifically, our Board has determined that Mr. Robert I. Blum, Mr. Kenneth I. Moch, Mr. Stephen Wills, Ms. Shawn Tomasello, Ms. Anat Cohen-Dayag, Ms. Naama Halevi Davidov and Dr. Ivan Borrello meet the independence standards under the rules of Nasdaq. In reaching this conclusion, the Board determined that none of these directors has a relationship that would preclude a finding of independence and any relationships that these directors have with us do not impair their independence. There are no family relationships among any of our directors or executive officers.

Under the Company’s Current Articles, the directors who are serving in office will be entitled to act even if a vacancy occurs on the Board. However, should the number of directors, at the time in question, become less than the minimum set forth in our Current Articles, the remaining director(s) will be entitled to act for the purpose of filling the vacancies which will have occurred on the Board or for convening a general meeting, but not for any other purpose.

Because our ordinary shares do not have cumulative voting rights in the election of directors, the holders of a majority of the voting power represented at a shareholders meeting have the power to elect all our directors up for election or re-election.

In addition, if a director’s office becomes vacant, the remaining serving directors may continue to act in any manner, provided that their number is not less than the minimum number specified in our Current Articles. If the number of serving directors is lower than five, then our Board may only act in an emergency or to fill the office of director which has become vacant up to a number equal to the minimum number provided for in our Current Articles, or in order to call a general meeting of the Company’s shareholders for the purpose of electing directors to fill any of our vacancies. In addition, the directors may appoint, immediately or of a future date, additional director(s) to serve until the annual general meeting of our shareholders at which the term of the applicable class to which such director was assigned expires, provided that the total number of directors in office shall not exceed 11 directors. The office of a director that was appointed by our Board to fill any vacancy shall only be for the remaining period of time during which the director whose service has ended and so filled would have held office.

Pursuant to the Companies Law and our Current Articles, a resolution proposed at any meeting of our Board at which a quorum is present is adopted if approved by a vote of a majority of the directors present and eligible to vote. A quorum of the Board requires at least a majority of the directors then in office who are lawfully entitled to participate in the meeting. At the Meeting shareholders will be requested to approve amendments to our Current Articles that will require that certain resolutions be approved by the affirmative vote of at least two-thirds (2/3) of the Directors then in office and entitled to vote thereon, as further described in Proposal No. 3 below.

Under the Companies Law, the chief executive officer of a public company may not serve as the chairman of the Board of the company unless approved by the holders of a majority of the shares of the company represented at the meeting in person or by proxy or written ballot, for a period that shall not exceed three years for each shareholder approval, provided that:

•        at least a majority of the shares of non-controlling shareholders or shareholders that do not have a personal interest in the approval voted at the meeting are voted in favor (disregarding abstentions); or

•        the total number of shares of non-controlling shareholders or shareholders that do not have a personal interest in the approval voted against the proposal does not exceed 2% of the aggregate voting rights in the company.

In addition, under the Companies Law, our Board must determine the minimum number of directors who are required to have financial and accounting expertise. Under applicable regulations, a director with financial and accounting expertise is a director who, by reason of his or her education, professional experience and skill, has a high level of proficiency in and understanding of business accounting matters and financial statements. He or she must be able to thoroughly comprehend the financial statements of the listed company and initiate debate regarding the manner in which financial information is presented. In determining the number of directors required to have such expertise, the Board must consider, among other things, the type and size of the company and the scope and complexity of its operations. Our Board has determined that we require at least one director with the requisite financial and accounting expertise. Robert Blum has such financial and accounting expertise.

Board Leadership Structure

Our Board has an independent Chairman, Robert Blum, who has authority, among other things, to preside over Board meetings, and shall have such powers and duties as prescribed by the Companies Law. Accordingly, the Chairman has substantial ability to shape the work of the Board. We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we believe that having an independent Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board to monitor whether management’s actions are in our best interests and those of our shareholders. As a result, we believe that having an independent Chairman can enhance the effectiveness of our Board as a whole.

Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board has a standing Compliance Committee, which assists the Board in overseeing the Company’s development, operation and monitoring of a compliance program consistent with the Office of Inspector General’s compliance program guidance for pharmaceutical manufacturers (and any foreign equivalent guidance provided by relevant authorities outside the United States), as well as the identification and evaluation of the Company’s principal legal and regulatory compliance risks attendant to operating in the health care and life sciences industry. The Board also administers the risk oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements.

Meetings of the Board

The Board met 14 times during the last fiscal year. Each member of the Board attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.

Information Regarding Committees of the Board

Audit Committee

Under the Companies Law, the board of directors of any public company must appoint an audit committee. Our Audit Committee consists of Stephen Wills, Kenneth I. Moch and Naama Halevi Davidov. Mr. Wills serves as chairperson of the committee. Our Board affirmatively determined that Stephen Wills is an Audit Committee financial expert as defined by the SEC rules and has the requisite financial experience as defined by the Nasdaq Listing Rules.

The function of the Audit Committee is described in the approved charter of the committee and includes, among other things, (a) overseeing our accounting and financial reporting processes, the audit of our financial statements, the effectiveness of our internal control over financial reporting, systems of disclosure controls and procedures, the quality and integrity of our financial statements and reports, and prepare such reports as may be required of an audit committee under applicable rules and regulations, and the pre-approval of all audit, audit-related and all permitted non-audit services, if any, by our independent auditor, and the compensation therefor; (b) deciding whether to approve certain acts and transactions requiring the approval of the committee under the Companies Law; (c) assisting the Board in its oversight of (i) the integrity of our financial statements and other published financial information, (ii) our compliance with applicable financial and accounting related standards, rules and regulations and (iii) the selection, retention (subject to shareholder approval), and termination of our independent auditor; (d) determining whether there are delinquencies in our business management practices, inter alia, by consulting with our internal auditor or independent auditor, and to suggesting corrective measures to the Board; and (e) fulfilling any other duties of the committee as shall be required under the Companies Law, the applicable rules and regulations promulgated under the Exchange Act or applicable Nasdaq rules.

A copy of the Audit Committee Charter is available on the “Investors & Media — Corporate Governance — Documents & Charters” page of our website www.gamida-cell.com.

Report of the Audit Committee of the Board*

*        The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management of the Company. The Audit Committee has discussed with the U.S. independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the U.S. independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

The Audit Committee of the Board of Directors

Stephen Wills
Kenneth I. Moch
Naama Halevi Davidov

Compensation and Talent Committee

Under the Companies Law, the board of directors of any public company must appoint a compensation committee. Our Compensation and Talent Committee, which consists of Stephen Wills, Kenneth Moch and Shawn Tomasello, assists our Board in determining compensation for our directors and officers. Mr. Moch serves as chairperson of the committee. Our Board has determined that each member of our Compensation and Talent Committee is independent under the Nasdaq Listing Rules, including the additional independence requirements applicable to the members of a compensation committee.

The function of the Compensation and Talent Committee is described in the approved charter of the committee and includes, among other things, (a) assisting the board in fulfilling its oversight responsibilities with respect to our compensation policies, plans and programs, and to review and recommend to the board for approval the compensation to be paid to our executive officers and directors; (b) assisting the board in fulfilling its responsibilities to ensure processes and programs are in place to attract, motivate, reward and retain top talent to the our executive officer ranks; (c) preparing and reviewing, as applicable, certain reports and disclosures as required by applicable rules and regulations in effect from time to time; (d) assisting the board in fulfilling its responsibilities related to the compensation of directors, the chief executive officer and other “office holders” (as defined under the Companies Law); (e) assisting the Board in administering the Company’s equity incentive plans; and (f) making such other determinations in respect of compensation, compensation practices and related matters as may be required by a compensation committee under the rules of Nasdaq or the Companies Law.

A copy of the Compensation and Talent Committee Charter is available on the “Investors & Media — Corporate Governance — Documents & Charters” page of our website www.gamida-cell.com.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Robert Blum. Mr. Blum serves as chairperson of the committee. The function of the nominating and corporate governance committee is described in the approved charter of the committee and includes, among other things, (a) identifying, reviewing and evaluating candidates to serve as members of the Board, (b) recommending nominees for election as directors, and reviewing and evaluation of incumbent members of the Board; (b) making recommendations to the Board regarding corporate governance guidelines and matters; and (c) overseeing all aspects of the Company’s corporate governance functions and ethical conduct.

A copy of the Nominating and Corporate Governance Committee charter is available on the
“Investors & Media — Corporate Governance — Documents & Charters” page of our website www.gamida-cell.com.

Science and Technology Committee

In July 2020, the Board formed a Science and Technology Committee, which initially consisted of Michael Perry and Julian Adams. Dr. Perry served as chairperson of the committee until his resignation. Anat Cohen-Dayag was appointed to serve as chairperson of the Science and Technology Committee in January 2022. Ivan Borrello joined the Science and Technology Committee on June 9, 2022. The function of the Science and Technology Committee is described in the approved charter of the committee, and includes the review of Company matters relating to scientific and technologic capabilities and programs, reporting to the Board regarding such review to help facilitate the board of director’s oversight of the Company’s scientific strategic direction and investment in R&D and technology. The committee also discusses significant emerging trends and issues in science and technology and considers the potential impact thereof on the Company.

Compliance Committee

In August 2021, the Board formed a Compliance Committee, which consists of Shawn Tomasello and Robert Blum. Ms. Tomasello serves as chairperson of the committee. The function of the Compliance Committee is described in the approved charter of the committee and includes assisting the Board in overseeing the Company’s development, operation and monitoring of a compliance program consistent with the Office of Inspector General’s compliance program guidance for pharmaceutical manufacturers (and any foreign equivalent guidance provided by relevant authorities outside the United States), as well as the identification and evaluation of the Company’s principal legal and regulatory compliance risks attendant to operating in the health care and life sciences industry.

Shareholder Communications with the Board

The Board expects that the views of our shareholders will be heard by the Board, its committees or individual directors, as applicable, and that appropriate responses be provided to shareholders on a timely basis. Shareholders wishing to formally communicate with the Board, any committee of the Board, the independent directors as a group or any individual director may send communications directly to us at 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Josh Patterson, General Counsel & Chief Compliance Officer, or by e-mail to legalnotices@gamida-cell.com. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. Please note that the foregoing communication procedure does not apply to (i) shareholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding. The General Counsel will review all such communications but may disregard any communication that he or she believes is not related to the duties and responsibilities of the Board. If deemed an appropriate communication, the General Counsel will share the communication with the applicable director or directors.

Code of Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial and accounting officer or controller, or persons performing similar functions, known as the Code of Ethics and Business Conduct. The Code of Ethics and Business Conduct is available on our website at https://www.gamida-cell.com under the Corporate Governance section of our Investors & Media page. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Hedging Policy

As part of our Insider Trading Policy, no director, officer or other employee may engage in short sales, transactions in put or call options, hedging transactions, margin accounts or other inherently speculative transactions with respect to the Company’s securities at any time.

PROPOSAL ONE

RE-ELECTION OF CLASS I DIRECTORS

Classified Board

Under our Current Articles, the number of directors on the Company’s Board is fixed at not less than five and not more than 11 members. The minimum and maximum number of directors who could be appointed may be changed, by a resolution adopted at a general meeting of shareholders, by a majority of 60% of the total voting power of the Company’s shareholders. Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term.

The Board presently has eight members. There are two directors in the class whose term of office expires in 2022. Our Board has nominated for election, and our shareholders are being asked to re-elect at the Meeting, each of Mr. Stephen Wills and Ms. Shawn Tomasello to serve as a Class I director of the Company, such office to expire at the annual general meeting of shareholders to be held in 2025.

Each of Mr. Stephen Wills and Ms. Shawn Tomasello has consented to being named in this Proxy Statement and has informed us that he or she is willing to serve as a director if elected.

In accordance with the Companies Law, each of Mr. Stephen Wills and Ms. Shawn Tomasello has certified to us that he or she satisfies all of the requirements of the Companies Law to serve as a director of a public company. Such certifications will be available for inspection at the Meeting.

The following is a brief biography of each nominee and each director whose term will continue after the Meeting.

Class I Directors — Nominees for Election for a Three-year Term Expiring at the 2025 Annual General Meeting of Shareholders

Shawn C. Tomasello, age 63, has served on our Board since June 2019. From 2015 to 2018, Ms. Tomasello as the Chief Commercial Officer of Kite Pharma. Prior to joining Kite Pharma, from 2014 to 2015, Ms. Tomasello served as the Chief Commercial Officer of Pharmacyclics Inc. (Nasdaq: PCYC), a pharmaceutical manufacturer acquired by Abbvie, Inc. From April 2005 to August 2014, Ms. Tomasello was employed at Celgene Corporation, most recently as President of the Americas, Hematology and Oncology, where she was responsible for all aspects of the commercial organization encompassing multiple brands spanning 11 indications. Ms. Tomasello serves on the board of directors of Mesoblast Limited (ASX: MSB), TCR2 Therapeutics (Nasdaq: TCRR), 4D Molecular Therapeutics (Nasdaq: FDMT) and AlloVir, Inc. (Nasdaq: ALVR) Ms. Tomasello earned her B.S. in Marketing from the University of Cincinnati and her M.B.A. from Murray State University, Kentucky.

Stephen T. Wills, age 65, has served on our Board since June 2019. Mr. Wills currently serves as the Chief Financial Officer (since 1997), and Chief Operating Officer (since 2011), of Palatin Technologies, Inc. (NYSE: PTN), a biopharmaceutical company developing targeted, receptor-specific peptide therapeutics for the treatment of diseases with significant unmet medical need and commercial potential. Mr. Wills also currently serves as the Chief Financial Officer of Cactus Acquisition Corp (Nasdaq: CCTS) (since 2021). Mr. Wills has served on the boards of directors of MediWound Ltd. (Nasdaq: MDWD), since April 2017, and as Chairman since January 2018, and of Amryt Pharma, plc (Nasdaq: AMYT), a biopharmaceutical company focused on developing and delivering treatments to help improve the lives of patients with rare and orphan diseases, since September 2019 (Chairman of audit committee and member of the finance committee). Mr. Wills also serves on the board of trustees and executive committee of The Hun School of Princeton, a college preparatory day and boarding school, since 2013, and its Chairman since June 2018. Mr. Wills served on the board of directors of Caliper Corporation, a psychological assessment and talent development company, since March 2016, and as Chairman from December 2016 to December 2019, when Caliper was acquired by PSI Corporation. Mr. Wills, a certified public accountant, earned a B.S. in accounting from West Chester University, and an M.S. in taxation from Temple University.

Proposed Resolution

We are therefore proposing to adopt the following resolution:

“RESOLVED, to elect each of Mr. Stephen Wills and Ms. Shawn Tomasello to serve as a Class I director of the Company, and to hold office until the close of business of the annual general meeting of shareholders to be held in 2025 and until their respective successors are duly elected and qualified, or until such individual’s earlier resignation or retirement.”

Required Vote

See “What is the quorum requirement, and how many votes are needed to approve each proposal?” above.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the proposed resolution.

Class II Directors Continuing in Office Until the 2023 Annual General Meeting of Shareholders

Kenneth I. Moch, age 67, has served on our Board since July 2016. Mr. Moch has more than 35 years of experience in managing and financing biomedical technologies, and has played a key role in building five life science companies. He currently serves as president of Euclidean Life Science Advisors, LLC, where he provides management and advisory services for early-stage biotechnology companies. From 2016 to 2020, Mr. Moch served as the president and chief executive officer of Cognition Therapeutics, Inc., a company developing therapies for Alzheimer’s disease. He previously was the managing partner of The Salutramed Group, LLC, and serves as the chief executive officer of several life sciences companies, including of Chimerix, Inc., an antiviral therapeutics company focused on stem cell transplantation, and Biocyte Corporation, which pioneered the use of cord blood stem cell storage and transplantation. He began his career in biotech as a co-founder of The Liposome Company, the first lipid nanoparticle company. Mr. Moch also serves as a director of Zynerba Pharmaceuticals, Inc. (Nasdaq: ZYNE). In the public policy arena, Mr. Moch served for over 15 years as a member of the governing board of the Biotechnology Innovation Organization, or BIO, including serving as Chair of BIO’s Bioethics Committee and is a previous Chairman of BioNJ. He is a Founding Member of the New York University Working Group on Compassionate Use and Pre-Approval Access, and a Faculty Affiliate of the Division of Medical Ethics, Department of Population Health, NYU School of Medicine. Mr. Moch holds an A.B. in Biochemistry from Princeton University and an M.B.A. with emphasis in Finance and Marketing from the Stanford Graduate School of Business.

Anat Cohen-Dayag, Ph.D., age 55, has served on our Board since January 2022. Dr. Cohen-Dayag has over 25 years of experience in the biotech industry, both in R&D and executive leadership roles. Since 2010, Dr. Cohen-Dayag has served as President and Chief Executive Officer and a member of the board of directors of Compugen Ltd. (Nasdaq: CGEN). Under her leadership, Compugen transformed from a service provider in the field of computational biology to a therapeutic discovery and development company advancing an innovative immuno-oncology pipeline originating from the company’s computational discovery platforms. Prior to Compugen, Dr. Cohen-Dayag served as Head of R&D and was a member of the executive management team of Mindsense Biosystems Ltd., a biotechnology company engaged in the development of biomarkers for mental disorders. She also serves on the board of Pyxis Diagnostics Ltd., an Israeli biotechnology company focused on developing a unique platform to identify predictive biomarkers in the field of immuno-oncology. Dr. Cohen-Dayag holds a B.Sc. in Biology from Ben-Gurion University, an M.Sc. in Chemical Immunology and a Ph.D. in Cellular Biology, both from the Weizmann Institute of Science.

Naama Halevi Davidov, Ph.D., age 50, has served on our Board since January 2022. Dr. Halevi Davidov has served as strategic financial advisor to Joytunes Ltd., a business-to-consumer wellbeing education app, since April 2021. She also served as a strategic financial advisor to Gloat Pty Ltd., a global talent marketplace platform, from March 2020 through November 2021, and to Healthy IO Ltd., a manufacturer and marketer of medical equipment from March 2019 through April 2021. Prior to that, Dr. Halevi Davidov was Chief Financial Officer of Kaltura, Inc. (Nasdaq: KLTR), a global software company, from November 2012 to August 2017. Dr. Halevi Davidov has served on the board of directors of Kaltura, Inc. since July 2021. Dr. Halevi Davidov is a Certified Public Accountant in Israel. She received a Ph.D. in Strategy, an M.B.A. and a B.A. in Accounting and Economics, all from Tel Aviv University.

Class III Directors Continuing in Office Until the 2024 Annual General Meeting of Shareholders

Robert I. Blum, age 58, joined our Board as Chairman in September 2018. Since January 2007, Mr. Blum has served as the President and Chief Executive Officer of Cytokinetics, Inc. (Nasdaq: CYTK), a late stage biopharmaceutical company that develops potential treatments for people with diseases characterized by impaired muscle function which Mr. Blum helped to found. Prior to Cytokinetics, Mr. Blum served in senior business development and marketing positions at COR Therapeutics, Inc. (which was acquired by Millennium Pharmaceuticals, Inc.) and in various commercial and business planning roles at Marion Laboratories, Inc. (now part of Sanofi S.A.) and Syntex Corporation (now part of Roche Holding AG). Mr. Blum received B.A. degrees in Human Biology and Economics from Stanford University and an M.B.A. from Harvard Business School.

Julian Adams, Ph.D., age 67, joined our Board in August 2016 and has served as our Chief Executive Officer since November 2017. Dr. Adams has more than 35 years of experience in drug discovery and development. From 2003 to 2016, Dr. Adams held roles of increasing responsibility at Infinity Pharmaceuticals, Inc. (Nasdaq: INFI), where he built and led the company’s R&D efforts which ultimately led to the approval of duvelisib, also known as Copiktra®, for the treatment of certain leukemias and lymphomas. From 1999 to 2003, Dr. Adams served as a Senior Vice President at Millenium Pharmaceuticals, Inc., a subsidiary of the biopharmaceutical company Takeda Pharmaceutical Company Limited since 2008, where he led the development of bortezomib, also known as Velcade®, for the treatment of multiple myeloma. He has served on the boards of directors of numerous biotechnology companies, and currently serves as the Chairman of the board of directors of Elicio Therapeutics Inc. Dr. Adams received a B.S. from McGill University and a Ph.D. from the Massachusetts Institute of Technology in the field of synthetic organic chemistry.

Ivan Borrello, M.D., age 58, joined our Board in June 2022. Dr. Borrello has served as an Associate Professor of Oncology at the Sidney Kimmel Comprehensive Cancer Center at Johns Hopkins University School of Medicine since 2008. He is also an Attending Physician at The Johns Hopkins Hospital and Director of the Cellular Therapeutics and Multiple Myeloma programs. Dr. Borrello is a co-founder of WindMIL Therapeutics where he has served as senior clinical advisor since 2014, and is a co-founder of Meridian Therapeutics where he has served as senior clinical advisor since 2021. From 2001 to 2008, he was an Assistant Professor of Immunotherapy and Hematopoiesis, Hematologic Malignancies at Johns Hopkins Oncology Center. Dr. Borrello received a B.A. in Biology from Catholic University and an M.D. from the Medical College of Virginia.

Board Diversity

The Board Diversity Matrix, below, provides the diversity statistics for our Board.

Board Diversity Matrix (As of March 15, 2022)
Total Number of Directors	8

	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	3	5	—	—

Part II: Demographic Background	—	—	—	—
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
White	3	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

PROPOSAL TWO

APPROVAL OF AMENDMENT TO THE EMPLOYMENT TERMS OF DR. JULIAN ADAMS

Background

Pursuant to the approval of shareholders obtained at the annual general meeting of shareholders held on November 17, 2021, Dr. Julian Adams, our director and chief executive officer, currently receives a gross monthly salary of $45,835, which is equivalent to a gross salary of $550,020 on an annualized basis (the “Base Salary”).

In addition, for each full calendar year of employment, Dr. Adams is eligible to receive a cash incentive target gross bonus equal to 40% of the annual gross Base Salary, which pursuant to the approval of shareholders obtained at the annual general meeting of shareholders held on November 17, 2021 was increased to 50% for the year 2021 (the “Target Bonus”). The Target Bonus is based on the attainment of performance goals and milestones that are determined by the Board. Further, under his terms of employment, Dr. Adams is entitled to reimbursement of business expenses, disability coverage and health insurance coverage in accordance with the Company’s health care plan.

Upon termination of his employment (other than for cause), Dr. Adams is entitled to receive the annual Target Bonus, pro-rated for the portion of that year until the last day of employment, and for up to eight months following the date on which his employment is terminated, a monthly payment equal to the sum of the base monthly salary and the cost of health insurance and disability benefit premiums as in effect on the date of termination of his employment.

In the event of a change of control of the Company, if Dr. Adams’ employment is terminated by the Company without cause, or if he resigns on account of good reason, each within 12 months following the change of control, then Dr. Adams will be entitled to a gross bonus payment equal to his annual Target Bonus as well as full acceleration of any options granted to him until the date of the change of control.

At the Meeting, our shareholders will be asked to approve the following amendments to Dr. Adams’ employment terms: (i) an increase of the Base Salary to a gross monthly salary of $47,500, which is equivalent to a gross salary of $570,000 on an annualized basis, effective as of March 1, 2022; (ii) an increase of his Target Bonus for the year 2022 to 50% of his annual Base Salary instead of the 40% target set forth in his employment agreement; (iii) a grant of 48,500 restricted share units of the Company (the “RSUs”) and a grant of options to purchase 291,100 ordinary shares of the Company (the “Options”, and collectively with the Restricted Shares, the “Awards”); and (iv) a grant of a cash bonus of $206,300 and 68,800 RSUs pursuant to the terms and conditions of a special retention program (the “Retention Program”). The exercise price of the Options will be $2.93, which is the closing price of an ordinary share on Nasdaq on the date of approval by the Board (and in any event shall not be less than the fair market value on the date of the grant). The Awards are granted under the Company’s 2017 Share Incentive Plan, as amended and restated (the “Plan”) and in accordance with the terms and conditions of the Company’s customary RSU Agreement and Option Agreement, as applicable. The RSUs granted in section (iii) above will vest under the following schedule: 33.3% of the RSUs shall vest on each of the first, second and third anniversaries of the grant date. The Options will vest under the following schedule: 25% of the Options, on the first anniversary of the grant date, and 6.25% of the Options, at the end of each subsequent three-month period thereafter over the course of the following 3 years, subject to full acceleration of vesting in the event of certain terminations of employment that occur within 12 months after a change of control, as described above. The RSUs and cash bonus granted under the Retention Program will vest under the following schedule: 50% of the RSUs and cash bonus shall vest on December 31, 2022 and the remaining 50% of the RSUs and cash bonus shall vest on December 31, 2023; provided, in each case, that Dr. Adams remains continuously as Chief Executive Officer of the Company or its subsidiary throughout such vesting dates. The term of the Options will be 10 years, unless they expire earlier in accordance with the terms of the Plan.

The proposed amendments to the employment terms of Dr. Adams were approved by the Compensation and Talent Committee and the Board, which considered, among other factors, Dr. Adams’ performance and contribution to the Company as well as his experience and the terms of the Company’s compensation policy. When reviewing Dr. Adams’ terms of employment, the Compensation and Talent Committee and the Board reviewed a peer group compensation survey prepared by an independent compensation advisor and considered market trends in similar companies. The employment terms of Dr. Adams following the proposed amendments are consistent with our compensation policy.

Proposed Resolution

We are therefore proposing to adopt the following resolution:

“RESOLVED, to approve the amendments to the terms of employment of Dr. Adams, a director and Chief Executive Officer of the Company, as described in the Proxy Statement dated June 22, 2022.”

Required Vote

See “What is the quorum requirement, and how many votes are needed to approve each proposal?” above.

Shareholders should be aware that the Company will not be authorized to amend Dr. Adams’ employment terms unless this Proposal 2 is approved by the affirmative vote of the holders of a majority of the voting power represented at the Meeting in person or by proxy and voting thereon.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the proposed resolution.

PROPOSAL THREE

APPROVAL OF AMENDMENTS TO THE COMPANY’S
AMENDED AND RESTATED ARTICLES OF ASSOCIATION

Background

The shareholders of the Company are requested to approve amendments to the Current Articles, as set forth in the form of our Current Articles as proposed to be amended hereby, attached as Annex A to this Proxy Statement (additions are underlined and deletions are struck through).

Our Board, following the recommendation of our nominating and governance committee, has considered the appropriateness of the proposed amendments to the Current Articles and has determined that it is in the best interest of the Company and its shareholders to adopt such proposed amendments to our Current Articles.

The proposed amendments include the following changes to the Current Articles:

Special Majority Board Approval for Significant Transactions

We propose to approve an amendment to the Current Articles to include a provision which would require the affirmative vote of two-thirds (2/3) of the Directors then serving and entitled to vote thereon, in order to approve certain transactions which may have a significant effect on the Company’s structure, assets or business, including significant mergers and acquisitions, a disposition of all or substantially all of the assets of the Company, a voluntary dissolution and material changes to the principal business of the Company. Any amendment or replacement of such provision would be subject, in addition to the approval of the Company’s shareholders, to the approval of the aforesaid special majority of the Board.

Restrictions on Certain Business Transactions

Additionally, we propose to approve an amendment to the Current Articles to add a provision which would restrict certain business transactions with any shareholder (and its affiliates) who holds (beneficially or of record) 20% or more of the voting power in the Company, unless such business combination is approved by the Board with the affirmative vote of at least two-thirds (2/3) of the Directors then in office and entitled to vote thereon. The restricted business combinations would include mergers, consolidations and dispositions of assets having a value of 10% or more of (i) the Company’s assets or (ii) of the market value of its outstanding shares. Any amendment or replacement of such provision would be subject, in addition to the approval of the Company’s shareholders, to an approval by the aforesaid special majority of the Board.

Board Approval to Amend the Current Articles

We also propose to approve a Delaware-like approval mechanism requiring an affirmative vote of a majority of the Directors then in office and entitled to vote thereon, in addition to the approval of our shareholders, in order to amend the Current Articles, as they may be amended from time to time, (generally, without derogating from specific provisions which require approval by a special majority of the Board for amendment thereof).

All of the foregoing amendments to the Company’s Current Articles are qualified in their entirety by reference to the full text of the Current Articles, as proposed to be amended hereby, a copy of which is attached as Annex A (additions are underlined and deletions are struck through).

Proposed Resolution

We are therefore proposing to adopt the following resolution:

“RESOLVED, to approve the amendments to the Company’s amended and restated articles of association, as described in the Proxy Statement dated June 22, 2022.”

Required Vote

See “Quorum and Required Vote” above.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the proposed resolution.

PROPOSAL FOUR

RE-APPOINTMENT OF AUDITORS

Background

Under the Companies Law and our Current Articles, the shareholders of the Company are authorized to appoint the Company’s independent auditors. In addition, under our Current Articles, the Board is authorized to determine the independent auditor’s remuneration. The Nasdaq corporate governance rules require that the Company’s Audit Committee approve the re-appointment and remuneration of the independent auditor.

At the Meeting, shareholders will be asked to approve the re-appointment of Kost, Forer, Gabbay & Kasierer, a member firm of Ernst & Young Global (the “Firm”), as the Company’s independent auditors for the year ending December 31, 2022, and its service until the annual general meeting of shareholders to be held in 2023. The Firm has audited the Company’s financial statements since 2000.

We paid the following fees for professional services rendered by the Firm for the years ended December 31, 2021 and 2020:

	Year Ended December 31,
	2021	2020
	(US$ in thousands)	(US$ in thousands)
Audit Fees(1)	365	315
Audit-Related Fees(2)	—	—
Tax Fees(3)	8	8
All Other Fees(4)	—	20
Total	373	343

____________

(1)      Audit fees are the aggregate fees billed for the audit of our annual financial statements, quarterly review, statutory audits, issuance of consents and assistance with and review of documents filed with the SEC.

(2)      Audit-related fees would be assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under item (1).

(3)      Tax fees relate to tax compliance, planning and advice.

(4)      All other fees would be fees billed for services provided by our independent registered public accounting firm, with respect to government incentives and other matters.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee provides assistance to our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by pre-approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal control over financial reporting. Our Audit Committee also oversees the audit efforts of our independent accountants and takes those actions that it deems necessary to satisfy itself that the accountants are independent of management. Our Audit Committee has authorized all auditing and non-auditing services provided by the Firm during 2021 and 2020 and the fees paid for such services.

Proposed Resolution

We are therefore proposing to adopt the following resolution:

“RESOLVED, to approve the re-appointment of Kost, Forer, Gabbay & Kasierer, a member firm of
Ernst & Young Global, as the Company’s independent auditors for the fiscal year ending December 31, 2022, and its service until the annual general meeting of shareholders to be held in 2023.”

Required Vote

See “What is the quorum requirement, and how many votes are needed to approve each proposal?” above.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the proposed resolution.

EXECUTIVE OFFICERS

The table below sets forth our executive officers and their respective ages as of June 1, 2022.

Name	Age	Position
Dr. Julian Adams	67	Director and Chief Executive Officer
Shai Lankry	45	Chief Financial Officer
Michele Korfin	50	Chief Operating and Chief Commercial Officer
Josh Patterson	46	General Counsel and Chief Compliance Officer

The biography of Dr. Adams is set forth in “Proposal 1: Election of Directors” above.

Shai Lankry has served as our Chief Financial Officer since April 2018. Mr. Lankry has more than 15 years of senior management experience in finance. Prior to joining Gamida Cell, from 2016 to 2018, Mr. Lankry served as a Finance Director at West Pharmaceutical Services Inc., leading the R&D and operations financials for the Israeli subsidiary. From 2013 to 2017, Mr. Lankry was the Chief Financial Officer and Israeli Site Manager of Macrocure Ltd. where he played an integral role in the company’s 2014 US initial public offering and its 2017 acquisition by Leap Therapeutics Inc. Mr. Lankry is a licensed Israeli CPA and holds an M.B.A. in Finance from Tel-Aviv University.

Michele Korfin has served as our Chief Operating and Chief Commercial Officer since August 2020. Prior to joining Gamida Cell, Ms. Korfin served as Chief Operating Officer at TYME Technologies, Inc. (Nasdaq: TYME), a biotechnology company focused on therapeutic candidates that target cancer metabolism, from 2018 until 2020. From 2016 until 2018, she was Vice President of Market Access at Kite Pharma, Inc., or Kite, a biotechnology company engaged in the development of cancer immunotherapy products that is now part of Gilead Sciences. At Kite, she oversaw the market access strategy, including payer relations, reimbursement and government affairs for Yescarta®, the first approved CAR-T therapy in lymphoma. She also worked closely with the manufacturing and supply chain teams at Kite to prepare for FDA approval and commercialization. Before joining Kite, Ms. Korfin spent more than a decade at Celgene Corporation (now part of Bristol Myers Squibb) in a variety of key strategic and operational roles, including overseeing the global development programs for Revlimid® in lymphoma and chronic lymphocytic leukemia. She also led Celgene Corporation’s oncology sales force of over 120 representatives responsible for Abraxane®, which is now a standard of care in pancreatic cancer. Ms. Korfin holds an M.B.A. from Harvard Business School and a B.S. in Pharmacy from Rutgers University. She is a Registered Pharmacist in New Jersey. She is also on the Board of Trustees of BioNJ, the organization that represents the biotechnology industry for New Jersey.

Josh Patterson has served as our General Counsel and Chief Compliance officer since August 2021. Prior to joining Gamida Cell, Mr. Patterson served as General Counsel between March 2020 and August 2021 and as Vice President, Legal and Corporate Secretary between March 2018 and March 2020 for Akcea Therapeutics, Inc., a biotechnology company that merged with Ionis Pharmaceuticals, Inc. in 2020. Between December 2006 and March 2018, Mr. Patterson served in various leadership positions at Ionis Pharmaceuticals, Inc. (Nasdaq: IONS), a biotechnology company that specializes in discovering and developing RNA-targeted therapeutics, including as Executive Director and Deputy General Counsel. Mr. Patterson holds a B.A. from Carthage College and a J.D. from the Syracuse University College of Law.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

The table below provides information with respect to the fiscal years ended December 31, 2021 and 2020 regarding the compensation of the principal executive officer, the two most highly paid executive officers, and two additional individuals for whom disclosure would have been provided but for the fact that they were not serving as an executive officer at the end of fiscal year 2021. For information on the compensation granted to our five most highly compensated office holders (as defined in the Companies Law) during or with respect to the year ended December 31, 2020 and 2021 see “Executive Compensation” in our Annual Report.

Name and Principal Position(1)	Year	Salary	Non-Equity Incentive Plan Compensation	Share Awards(2)	Option Awards(2)	All Other Compensation(3)	Total
	In thousands USD
Dr. Julian Adams –	2021	547	125	296	1,049	35	2,053
Chief Executive Officer	2020	532	155	—	804	31	1,522

Shai Lankry –	2021	321	132	234	350	111	1,148
Chief Financial Officer	2020	253	53	—	313	19	638

Michele Korfin –	2021	429	48	240	106	33	866
Chief Operating and Commercial Officer(4)	2020	159		—	267	12	438

____________

(1)      All named executive officers were employed on a full time (100%) basis during their term of employment in 2021.

(2)      For further information about the assumption used for the valuation of the Share Awards and Option awards, see Note 11 to Consolidated Financial Statements in the Company’s Annual Report.

(3)      Includes leased car expenses, medical and other insurance, and 401(k) contributions made by the Company.

(4)      Ms. Korfin joined us as Chief Commercial and Chief Operating Officer in August 2020.

Narrative Disclosure to Summary Compensation Table

Our executive compensation program is designed to attract, motivate and retain highly experienced leaders who will contribute to our success and enhance shareholder value, while demonstrating professionalism in a highly achievement-oriented culture. Our program is based on merit and rewards excellent performance in the long term, and it aims to embed our core values within our leadership team’s behavior.

To that end, our program is designed:

•        To closely align the interests of the executive officers with those of our shareholders in order to enhance shareholder value;

•        To align a significant portion of the executive officers’ compensation with our short and long-term goals and performance;

•        To provide the executive officers with a structured compensation package, including competitive salaries, performance-motivating cash and equity incentive programs and benefits;

•        To strengthen the retention and the motivation of executive officers in the long term, and to be able to present to each executive officer an opportunity to advance in a growing organization;

•        To provide appropriate awards in order to incentivize superior individual performance; and

•        To maintain consistency in the way executive officers are compensated.

Our executive compensation program was prepared taking into account our size and business and financial characteristics.

Role of the Compensation Committee and Executive Officers in Setting Executive Compensation

The Compensation and Talent Committee of our Board is responsible for determining our executives’ compensation. During the past fiscal year, after taking into consideration the six factors described above, the Compensation and Talent Committee engaged Radford, which is part of Aon plc, as its compensation consultant. Our Compensation and Talent Committee selected Radford based on Radford’s general reputation in the industry. The Compensation and Talent Committee requested that Radford:

•        evaluate the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals; and

•        assist in refining our compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement, the Compensation and Talent Committee also requested that Radford develop a group of comparator companies and to perform analyses of competitive performance and compensation levels for that group, and finally, to develop recommendations for our executive compensation program that were presented to the compensation committee for its consideration. Following an active dialogue with Radford, the Compensation and Talent Committee approved the recommendations.

Historically, the Compensation and Talent Committee has made significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation and Talent Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation and Talent Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For all executives other than the chief executive officer, our Compensation and Talent Committee typically reviews and discusses each executive’s performance and his or her proposed compensation with our chief executive officer. Based on those discussions and at its discretion, the Compensation and Talent Committee then determines the compensation of each executive officer for approval by the Board. The chief executive officer may not participate in, or be present during, any deliberations or determinations of the Compensation and Talent Committee regarding his compensation and his compensation is subjected to shareholder approval. The Compensation and Talent Committee evaluates the chief executive officer and makes recommendations to the Board regarding the chief executive officer’s compensation, which is then approved by the full Board in its discretion. In determining the performance and compensation of all executives and directors, as part of its deliberations, the Compensation and Talent Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, Company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, as well as recommendations from the committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

The Compensation and Talent Committee also evaluates our executive compensation program in light of our shareholders’ views and our transforming business needs and expects to continue to consider the outcome of our “say on pay” votes and our shareholders’ views when making future executive compensation decisions. The compensation programs for our executives are also subject to the approval of our Board and in the case of our chief executive officer and directors, and certain other cases, the approval of our shareholders. For additional information regarding our executive compensation program, see “Compensation of Directors and Executive Officers” in our Annual Report.

Executive Compensation Program

The annual compensation arrangements for our named executive officers consist of an annual base salary and long-term incentive compensation in the form of equity awards. Our named executive officers are also eligible to receive short-term incentive compensation in the form of annual incentive awards, which may be paid in cash or equity-based awards. We have historically emphasized the use of equity to provide incentives for our named executive officers, to focus on the growth of our overall enterprise value and, correspondingly, to create sustainable value for our shareholders.

Annual Base Salary

We have entered into agreements with each of our named executive officers that establish annual base salaries, which are generally reviewed and approved in the first quarter of the fiscal year by our Compensation and Talent Committee. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, in order to compensate our named executive officers for the satisfactory performance of their duties, reflecting their experience, expertise, roles and responsibilities.

Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent. Merit-based increases to salaries are based on our chief executive officer’s assessment of the individual executive’s performance, the recommendations made by the chief executive officer and the competitive market in which the Company operates for talent.

The following table presents the annual base salaries for each of our named executive officers for 2021 and 2020, as determined by the Board or Compensation and Talent Committee, as applicable:

Name	2021 Base Salary ($)	2020 Base Salary ($)
Dr. Julian Adams – Chief Executive Officer	550,020	534,000
Shai Lankry – Chief Financial Officer	315,000	243,810
Michele Korfin – Chief Operating and Commercial Officer	429,781	425,000

Annual Incentive Compensation

Our named executive officers are eligible to receive annual incentive compensation based on the satisfaction of individual and corporate performance objectives established by the Board. Each named executive office has a target annual incentive opportunity, calculated as a percentage of annual base salary, and may earn more or less than the target amount based on our Company’s and his or her individual performance.

For 2021, the target annual incentive opportunities as a percentage of base salary for our named executive officers were 50% for Dr. Julian Adams, 40% for Michele Korfin, and 35% for Shai Lankry. The amounts of any annual incentives earned are determined after the end of the year, based on the achievement of the designated corporate and individual performance objectives, and may be paid in cash or equity.

For 2021 and 2020, annual incentives were earned based on the Compensation and Talent Committee’s assessment of each executive’s respective performance. The amounts of such annual incentives, which are set forth in the “Summary Compensation Table” above, were recommended by the Compensation and Talent Committee and approved by the Board in January 2022 and February 2021 based on each executive’s and our corporate performance in 2021 and 2020, respectively.

The Board determined that we attained our corporate goals for 2021 and 2020 at the levels of 25% and 50%, respectively, and approved individual performance incentives for each named executive officer for each such year. The annual incentives paid to the named executive officers for performance in 2021 and 2020 are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.

Equity-Based Awards

Our equity-based incentive awards granted to our named executive officers are designed to align the interests of our named executive officers with those of our shareholders. Vesting of equity awards is generally tied to each officer’s continuous service with us and serves as an additional retention measure. Our executives generally are awarded an initial new hire grant upon commencement of employment and thereafter on an annual basis, subject to the discretion of the Board or Compensation and Talent Committee, as applicable. The equity awards described in this section are included in the “Option Awards” column of the Summary Compensation Table above.

Retirement Benefits and Other Compensation

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension, retirement or deferred compensation plan sponsored by us during 2021 or 2020, except for customary 401K matching contribution for our U.S. based named executive officers. Our named executive officers are eligible to participate in our benefit programs on the same basis as all employees of our Company. We generally do not provide perquisites or personal benefits to our named executive officers except in limited circumstances, and we did not provide any perquisites or personal benefits to our named executive officers in 2021 or 2020.

Agreements with Our Named Executive Officers and Potential Payments upon Termination or Change in Control

We have entered into an employment agreement or a consulting with each of our named executive officers that provide for the basic terms of their employment, including base salary, annual incentive opportunity and equity grants, as well as certain severance and change of control benefits. Each of our named executive officers other than Shai Lankry is employed at will and may be terminated at any time for any reason.

Dr. Julian Adams

We entered into an at-will employment agreement with Dr. Julian Adams in November 2017, which agreement has been amended from time to time. Under the terms of his amended employment agreement, Dr. Adams is eligible to receive a base salary of $550,020 with an annual target incentive opportunity of up to 50% of his annual base salary. In connection with his employment agreement, Dr. Adams entered into a covenant not to disclose our confidential information during his employment term and an assignment of intellectual property rights. Subject to certain conditions, Dr. Adams is also subject to non-competition and non-solicitation provisions during his employment term and for a period of 12 months thereafter.

Potential Payments Upon Termination or Change in Control

Upon termination of his employment, subject to certain conditions, Dr. Adams is entitled to (i) for a period of eight months following the date on which his employment is terminated, if such termination is by the Company without cause, or if he resigns for good reason (each, as defined in his amended employment agreement); and (ii) for a period of three months following the date termination if he resigns or is terminated for any other reason: (a) a lump-sum payment of his annual cash incentive target gross bonus (pro-rated for the portion of that year until his last day of employment), and (b) monthly payments equal to Dr. Adams’s monthly base salary as well as health insurance and disability benefit premiums.

In the event of a change in control of the Company, if Dr. Adams’s employment is terminated by the Company without cause, or if he resigns on account of good reason (each, as defined in Dr. Adams’s employment agreement), in each case within 12 months following such change in control, Dr. Adams will be entitled to a payment equal to his annual target bonus, as well as to acceleration of the vesting of all of his outstanding equity.

Shai Lankry

We entered into an employment agreement with Mr. Shai Lankry in April 2018 and following Mr. Lankry’s relocation to the United States on November 1, 2021, he signed a new employment agreement dated December 15, 2021 (the “US Agreement”). Under the terms of his US Agreement, Mr. Lankry is eligible to receive a base salary of $315,000 and an annual target incentive opportunity of 35% of his annual base salary. In addition, Mr. Lankry is entitled to reimbursement of the expenses and fees associated with Mr. Lankry’s obtaining authorization to work in the United States and relocation expenses of up to $100,000. In connection with his employment agreement, Mr. Lankry entered into a covenant not to disclose our confidential information during his employment term and an assignment of intellectual property rights.

Potential Payments Upon Termination or Change in Control

Mr. Lankry’s employment may be terminated (i) by us at any time for cause (as defined in Mr. Lankry’s employment agreement), or (ii) following November 1, 2022, by us or Mr. Lankry for any reason. In the event of a termination by the Company for any reason other than for cause, the Company will give Mr. Lankry six months’

notice of such termination, and in the event of Mr. Lankry’s resignation for any reason, he shall give the Company one month’s notice. In addition, in the event that the Mr. Lankry is terminated by the Company or a successor entity without cause prior to the six-month anniversary of a change in control of the Company, Mr. Lankry will be entitled to accelerated vesting of any then unvested outstanding equity he holds.

Michele Korfin

We entered into an employment agreement with Ms. Korfin in August 2020 for an unspecified time period, with a notice period of one month. Under the terms of her employment agreement, Ms. Korfin is eligible to receive a base salary of $429,781 and an annual target incentive opportunity of 40% of her annual base salary. In connection with her employment agreement, Ms. Korfin entered into a covenant not to disclose our confidential information during her employment term and an assignment of intellectual property rights. Ms. Korfin is also subject to a non-competition provision for 18 months following a termination for cause or resignation for good reason, and for 12 months following a termination for any other reason.

Potential Payments Upon Termination or Change in Control

If Ms. Korfin’s employment is terminated by the Company at any time without cause, or if she resigns on account of good reason (each, as defined in Ms. Korfin’s employment agreement), subject to certain conditions, Ms. Korfin will be entitled to a lump sum severance payment equal to six months’ base salary, as well as additional monthly payments of her base salary and COBRA coverage for six months following the date of her termination.

In the event of a change in control of the Company, 50% of Ms. Korfin’s unvested equity awards will vest as of immediately prior to such change in control, and if Ms. Korfin is terminated by the Company without cause or she resigns for good reason, in either case, within twelve months following a change in control of the Company, all of her equity awards shall fully vest as of immediately prior to such termination.

Outstanding Equity Awards at Fiscal Year End 2021

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price (€)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)
Julian Adams	60,000	—	$7.50	March 2, 2027	—	—
Julian Adams	596,574	—	$4.90	December 28, 2027	—	—
Julian Adams(1)	94,875	43,125	$11.01	March 11, 2029	—	—
Julian Adams(2)	43,125	94,875	$4.70	September 10, 2030	—	—
Julian Adams(3)	—	—	—	—	31,150	$296,237
Julian Adams(4)	—	186,000	$9.51	February 25, 2031	—	—
Shai Lankry(5)	163,118	23,303	$4.90	May 14, 2028	—	—
Shai Lankry(6)	26,125	11,875	$11.01	March 14, 2029	—	—
Shai Lankry(7)	16,625	21,375	$4.70	February 24, 2030	—	—
Shai Lankry(4)	—	62,052	$9.51	February 25, 2031	—	—
Shai Lankry(3)	—	—	—	—	10,344	$98,371
Shai Lankry(8)	—	—	—	—	35,601	$135,284
Michele Korfin(9)	156,250	343,750	$4.36	August 31, 2030	—	—
Michele Korfin(3)	—	—	—	—	3,358	$30,130
Michele Korfin(4)	—	20,147	$9.51	February 25, 2031	—	—
Michele Korfin(8)	—	—	—	—	62,514	$220,285

____________

(1)      One fourth (1/4th) of the shares subject to the option award vested on June 4, 2020, and one twelfth (1/12th) of the remaining shares subject to the option award vested or shall vest in equal quarterly installments thereafter, subject to the officer’s continuous service through such vesting date.

(2)      One fourth (1/4th) of the shares subject to the option award vested on September 10, 2021, and one twelfth (1/12th) of the remaining shares subject to the option award vested or shall vest in equal quarterly installments thereafter, subject to the officer’s continuous service through such vesting date.

(3)      The restricted shares shall vest in three equal annual installments on February 25, 2022, February 25, 2023, and February 25, 2024, subject to the officer’s continuous service through such vesting date.

(4)      One fourth (1/4th) of the shares subject to the option award shall vest on February 25, 2022, and one twelfth (1/12th) of the remaining shares subject to the option award shall vest in equal quarterly installments thereafter, subject to the officer’s continuous service through such vesting date.

(5)      One fourth (1/4th) of the shares subject to the option award vested on April 15, 2019, and one twelfth (1/12th) of the remaining shares subject to the option award vested or shall vest in equal quarterly installments thereafter, subject to the officer’s continuous service through such vesting date.

(6)      One fourth (1/4th) of the shares subject to the option award vested on March 13, 2020, and one twelfth (1/12th) of the remaining shares subject to the option award vested or shall vest in equal quarterly installments thereafter, subject to the officer’s continuous service through such vesting date.

(7)      One fourth (1/4th) of the shares subject to the option award vested on February 24, 2021, and one twelfth (1/12th) of the remaining shares subject to the option award vested or shall vest in equal quarterly installments thereafter, subject to the officer’s continuous service through such vesting date.

(8)      20% of the restricted shares shall vest upon the omidubicel BLA acceptance, an additional 30% of the Restricted Shares shall vest upon BLA Approval, and the remaining 50% shall vest on the one-year anniversary of the BLA Approval; provided, in each case, that such applicable vesting event actually occurs (which is uncertain and not assured) and subject to the officer’s continuous service through such vesting date.

(9)      One fourth (1/4th) of the shares subject to the option award vested on August 15, 2021, and one twelfth (1/12th) of the remaining shares subject to the option award vested or shall vest in equal quarterly installments thereafter, subject to the officer’s continuous service through such vesting date.

Securities authorized for issuance under equity compensation plans.

The following table summarizes our equity compensation plan information as of December 31, 2021. Information is included for equity compensation plans approved by our shareholders. We do not have any equity compensation plans not approved by our shareholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	4,942,901	5.95	1,524,255
Equity compensation plans not approved by shareholders	—	—	—
Total	4,942,901	5.95	1,524,255

Additional Narrative Disclosure

Employee Share and Option Plan (1998)

In 1998, our Board adopted our Employee Share and Option Plan (1998) (the “1998 Plan”). There are currently no options outstanding or options available for issuance under the 1998 Plan. There are currently 180,329 ordinary shares, which resulted from the exercise of certain options granted under the 1998 Plan, held in trust in favor of the employees who exercised such options. The 1998 Plan remains in effect in order to allow our employees to enjoy certain tax benefits under Israeli tax law.

Stock Option Plan (1999)

In 1999, our Board adopted our Stock Option Plan (1999) (the “1999 Plan”). There are currently no options outstanding or options available for issuance under the 1999 Plan. There are currently 5,000 ordinary shares, which resulted from the exercise of certain options granted under the 1999 Plan, held in trust in favor of the employees who exercised such options. The 1999 Plan remains in effect in order to allow our employees to enjoy certain tax benefits under Israeli tax law.

2003 Israeli Share Option Plan

In July 2003, our Board adopted our 2003 Israeli Share Option Plan (the “2003 Plan”). There are currently no options outstanding or options available for issuance under the 2003 Plan. There are currently 54,569 ordinary shares, which resulted from the exercise of certain options granted under the 2003 Plan, held in trust in favor of the employees who exercised such options. The 2003 Plan remains in effect in order to allow our employees to enjoy certain tax benefits under Israeli tax law.

2014 Israeli Share Incentive Plan

In November 2014 and December 2014, respectively, our Board adopted and our shareholders approved our 2014 Israeli Share Incentive Plan (the “2014 Plan”). The 2014 Plan replaced our 2003 Plan. We are no longer granting options under the 2014 Plan because it was superseded by our 2017 Share Incentive Plan (the “2017 Plan”), although previously granted awards remain outstanding. As of December 31, 2021, we had options to purchase 17,282 Ordinary Shares outstanding under the 2014 Plan with a weighted-average exercise price of $0.25.

The 2014 Plan provides for the grant of options to the Company’s and affiliates’ directors, employees, officers, consultants, advisors and service providers, and any other person whose services are considered valuable to us or our affiliates, to encourage a sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to purchase shares in the Company.

The 2014 Plan is administered by our Board directly or upon recommendation of a committee designated by the Board, which determines, subject to Israeli law, the grantees of awards and the terms of the grant, including, exercise prices, vesting schedules, acceleration of vesting and the other matters necessary in the administration of the 2014 Plan. The 2014 Plan enables us to issue awards under various tax regimes, including, without limitation, pursuant to Section 102 of the Israeli Income Tax Ordinance (New Version) 1961 (the “Ordinance”), and under Section 3(i) of the Ordinance.

Section 102 of the Ordinance allows employees, directors and officers, who are not controlling shareholders, to receive favorable tax treatment for compensation in the form of shares or options. Section 102 of the Ordinance includes two alternatives for tax treatment involving the issuance of options or shares to a trustee for the benefit of the grantees and also includes an additional alternative for the issuance of options or shares directly to the grantee. Section 102(b)(2) of the Ordinance, which provides the most favorable tax treatment for grantees, permits the issuance to a trustee under the “capital gain track.” Note however, that according to Section 102(b)(3) of the Ordinance, if the Company granting the shares or options is a publicly traded Company or is listed for trading on any stock exchange within a period of 90 days from the date of grant, any difference between the exercise price of the Awards (if any) and the average closing price of the Company’s shares at the 30 trading days preceding the grant date (when the Company is listed on a stock exchange) or 30 trading days following the listing of the Company, as applicable, will be taxed as “ordinary income” at the grantee’s marginal tax rate. In order to comply with the terms of the capital gain track, all securities granted under a specific plan and subject to the provisions of Section 102 of the Ordinance, as well as the shares issued upon exercise of such securities and other shares received following any realization of rights with respect to such securities, such as share dividends and share splits, must be registered in the name of a trustee selected by the Board and held in trust for the benefit of the relevant grantee. The trustee may not release these securities to the relevant grantee before 24 months from the date of grant and deposit of such securities with the trustee. However, under this track, we are not allowed to deduct an expense with respect to the issuance of the options or shares.

The 2014 Plan provides that options granted to our employees, directors and officers who are not controlling shareholders and who are considered Israeli residents may be intended to qualify for special tax treatment under the “capital gain track” provisions of Section 102(b) of the Ordinance as detailed above. Our Israeli non-employee service providers and controlling shareholders may only be granted options under Section 3(i) of the Ordinance, which does not provide for similar tax benefits.

The options granted under the 2014 Plan are currently fully vested.

Options expiry is determined by the specific option agreement or at the end of an extended period following the termination of the grantee’s employment or service. In the event of the death of a grantee while employed by or performing service for us or a subsidiary, or in the event of termination of a grantee’s employment or services for reasons of disability, the grantee, or in the case of death, his or her legal successor, may exercise options that have vested prior to termination within the twelve (12) month period from the date of disability or death. If a grantee’s employment or service is terminated by reason of retirement in accordance with applicable law, the grantee may exercise his or her vested options within the twelve (12) month period after the date of such retirement. If we terminate a grantee’s employment or service for cause, all of the grantee’s vested and unvested options will expire on the date of termination. If a grantee’s employment or service is terminated for any other reason, the grantee may generally exercise his or her vested options within 90 days of the date of termination.

Options may not be assigned, transferred or given as collateral nor may any right with respect to the options be given to a third party. As long as options and/or shares are held by the Section 102 trustee, all rights of the grantee over the shares may not be transferred, assigned, pledged or mortgaged, except by will or the laws of descent and distribution.

In the event of a merger, acquisition or reorganization of our Company, or a sale of all, or substantially all, of our shares or assets or other transaction having a similar effect on us, then without the consent of the option holder, our Board or its designated committee, as applicable, may but is not required to (i) cause any outstanding options to be assumed or an equivalent award to be substituted by such successor corporation, or (ii) in case the successor corporation does not assume or substitute the award (a) if provided for in the relevant option agreement — all unvested options of the applicable grantee shall become vested and such grantee shall have the right to exercise such options in connection with such transaction or (b) cancel the options and substitute for any other type of asset or property determined by the Board or the committee as fair under the circumstances.

2017 Share Incentive Plan

In January 2017 and February 2017, respectively, our Board adopted and our shareholders approved our 2017 Plan. The 2017 Plan replaced our 2014 Plan. We are no longer granting options under the 2014 Plan because it was superseded by the 2017 Plan, although previously granted awards remain outstanding. As of December 31, 2021, we had options to purchase 4,925,619 ordinary shares outstanding under the 2017 Plan with a weighted-average exercise price of $5.38. On February 25, 2021 and November 17, 2021, the Board and shareholders, respectively, approved an amendment and restatement of the 2017 Plan.

As of December 31, 2021, our 2017 Plan, as amended, has up to 1,520,066 ordinary shares available for issuance. The 2017 Plan, as amended, also contains an “evergreen” provision, which provides for an automatic allotment of ordinary shares to be added every year to the pool of ordinary shares available for grant under the 2017 Plan. Under the evergreen provision, on January 1 of each year (beginning January 1, 2022), the number of ordinary shares available under the 2017 Plan automatically increases by the lesser of the following: (i) 4% of our outstanding ordinary shares on the last day of the immediately preceding year; and (ii) an amount determined in advance of January 1 by the board.

The 2017 Plan provides for the grant of awards, including options, restricted shares and RSUs, to the Company’s and affiliates’ directors, employees, officers, consultants, advisors, and any other person whose services are considered valuable to us or our affiliates, to increase their efforts on our and our affiliates’ behalf, and to promote the success of the Company’s business by providing them with opportunities to acquire a proprietary interest in the Company.

The 2017 Plan is administered by a committee designated by the Board, which determines, subject to Israeli law, the grantees of awards and the terms of the grant, including, exercise prices, vesting schedules, acceleration of vesting and conditions and restrictions applicable to an award, as well other matters necessary in the administration of the 2017 Plan. In the event that the Board does not appoint or establish a committee, the 2017 Plan shall be administered by the

Board. The 2017 Plan enables us to issue awards under various tax regimes, including, without limitation, pursuant to Section 102 of the Ordinance as discussed under “2014 Israeli Share Option Plan” above, and under Section 3(i) of the Ordinance and Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”).

The 2017 Plan provides that awards granted to our employees, directors and officers who are not controlling shareholders and who are considered Israeli residents are intended to qualify for special tax treatment under the “capital gain track” provisions of Section 102(b) of the Ordinance as detailed above. Our Israeli non-employee service providers and controlling shareholders may only be granted awards under Section 3(i) of the Ordinance, which does not provide for similar tax benefits.

Awards granted under the 2017 Plan to U.S. residents may qualify as “incentive stock options” within the meaning of Section 422 of the Code, or may be non-qualified. The exercise price for “incentive stock options” must not be less than the fair market value on the date on which an option is granted, or 110% of the fair market value if the option holder holds more than 10% of our share capital.

The vesting schedule of options granted under the 2017 Plan is set forth in each grantee’s grant letter.

Awards terminate upon the date set out in the grantee’s specific award agreement or at the end of an extended period following the termination of the grantee’s employment or service. In the event of the death of a grantee while employed by or performing service for us or an affiliate, or within the three (3) month period after the termination, or in the event of termination of a grantee’s employment or services for reasons of disability, the grantee (or his or her estate or legal successor (in the case of death) or the person who acquired legal rights to exercise such awards (in the case of death or disability)), may exercise awards that have vested prior to termination within a period of one (1) year from the date of disability or death but in any event no later than the expiration date of the awards. If a grantee’s employment or service is terminated by reason of retirement in accordance with applicable law, the grantee may exercise his or her vested awards within the three (3) month period after the date of such retirement. If we terminate a grantee’s employment or service for cause, all of the grantee’s vested and unvested awards will expire on the date of termination. If a grantee’s employment or service is terminated for any other reason, all unvested awards shall expire and the grantee may exercise his or her vested awards within three (3) months after the date of termination. Any expired or unvested awards return to the pool and become available for reissuance.

Options may not be assigned or transferred other than by will or laws of descent, unless otherwise determined by the committee.

In the event of a merger or consolidation of our Company, or a sale of all, or substantially all, of our shares or assets or other transaction having a similar effect on us, or liquidation or dissolution, or such other transaction or circumstances that the Board determines to be a relevant transaction, then without the consent of the grantee, our Board or its designated committee, as applicable, may but is not required to (i) cause any outstanding award to be assumed or substituted by such successor corporation, or (ii) regardless of whether or not the successor corporation assumes or substitutes the award (a) provide the grantee with the option to exercise the award as to all or part of the shares, and may provide for an acceleration of vesting of unvested awards, or (b) cancel the award and pay in cash, shares of the Company, the acquirer or other corporation which is a party to such transaction or other property as determined by the Board or the committee as fair in the circumstances. Notwithstanding the foregoing, our Board or its designated committee may upon such event amend, modify or terminate the terms of any award as the Board or the committee shall deem, in good faith, appropriate.

As of December 31, 2021, outstanding awards under our Equity Incentive Plans totaled 4,942,901 ordinary shares and 1,524,255 ordinary shares remained available for grant. Of the 531,477 outstanding restricted share awards, none of the restricted ordinary shares were vested as of December 31, 2021. Of the 4,441,424 outstanding options, options to purchase 2,171,616 ordinary shares were vested as of December 31, 2021, with a weighted average exercise price of $5.57 per share, and will expire between January 18, 2022 and November 17, 2030.

Non-Employee Director Compensation

Director Compensation Table

The following table shows for the fiscal year ended December 31, 2021 certain information with respect to the compensation of our non-employee directors:

Name	Fees Earned or Paid in Cash ($)	Share Awards ($)	Option Awards ($)	Total ($)
Robert I. Blum(1)	67,500	5,040	20,014	92,554
Nurit Benjamini(2)	48,503	—	—	48,502
Anat Cohen-Dayag(3)	—	—	—	—
David Fox(4)	44,000	—	—	44,000
Ofer Gonen(5)	55,181	5,040	15,210	75,432
Naama Halevi Davidov(6)	—	—	—	—
Kenneth I. Moch(7)	65,000	5,040	15,210	85,250
Michael S. Perry(8)	25,495	—	—	25,495
Shawn C. Tomasello(9)	50,000	5,040	15,210	70,250
Stephen T. Wills(10)	61,250	5,040	15,210	81,500
Ivan Borrello(11)	—	—	—	—

____________

(1)      Mr. Blum was awarded (i) 2,000 restricted shares and (ii) options to purchase 12,500 ordinary shares. This option vests in equal quarterly installments over a twelve-month period commencing on November 1, 2021, subject to the continued service as of the applicable vesting date. In aggregate, Mr. Blum had 2,000 restricted shares and options to purchase 72,500 ordinary shares outstanding as of December 31, 2021.

(2)      Ms. Benjamini resigned from the board in August 2021 and did not exercise her options to purchase ordinary shares that had been awarded to her. The options have been expired.

(3)      Ms. Cohen-Dayag was appointed to the Board on January 25, 2021 and received no compensation for the fiscal year ended December 31, 2021.

(4)      Mr. Fox resigned from the board in November 2021 and did not exercise his options to purchase ordinary shares that had been awarded to him. The options have expired.

(5)      The restricted shares and options to purchase ordinary shares reflected in this line were awarded directly to Clal Biotechnology Industries Ltd. Mr. Gonen disclaims ownership in these shares and options. Mr. Gonen resigned from the Board of Directors on June 9, 2022.

(6)      Ms. Halevi Davidov was appointed to the Board on January 25, 2021 and received no compensation for the fiscal year ended December 31, 2021.

(7)      Mr. Moch was awarded (i) 2,000 restricted shares and (ii) options to purchase 9,500 ordinary shares. This option vests in equal quarterly installments over a twelve-month period commencing on November 1, 2021, subject to the continued service as of the applicable vesting date. In aggregate, Mr. Moch had 2,000 restricted shares and options to purchase 57,500 ordinary shares outstanding as of December 31, 2021.

(8)      Mr. Perry resigned from the board in May 2021 and did not exercise his options to purchase ordinary shares that had been awarded to him. The options have expired.

(9)      Mr. Tomasello was awarded (i) 2,000 restricted shares and (ii) options to purchase 9,500 ordinary shares. This option vests in equal quarterly installments over a twelve-month period commencing on November 1, 2021, subject to the continued service as of the applicable vesting date. In aggregate, Ms. Tomasello had 2,000 restricted shares and options to purchase 39,500 ordinary shares outstanding as of December 31, 2021.

(10)    Mr. Wills was awarded (i) 2,000 restricted shares and (ii) options to purchase 9,500 ordinary shares. This option vests in equal quarterly installments over a twelve-month period commencing on November 1, 2021, subject to the continued service as of the applicable vesting date. In aggregate, Mr. Wills had 2,000 restricted shares and options to purchase 39,500 ordinary shares outstanding as of December 31, 2021.

(11)    Dr. Borrello joined the Board of Directors on June 9, 2022.

Narrative Disclosure to Director Compensation Table

Each of the Company’s non-executive directors is entitled to the following payments, which are paid in arrears, in quarterly installments: (i) an annual fee of $40,000 plus VAT, if applicable, (ii) for audit committee, compensation committee, or compliance committee membership, an additional annual fee of $10,000 plus VAT, if applicable, (iii) for nominating and corporate governance committee members, an additional annual fee of $4,000 plus VAT, if applicable, (iv) for chairmanship of the Board an additional annual fee of $20,000 plus VAT, if applicable, (v) for each chairmanship of the audit committee, the compensation committee, and the compliance committee, an additional annual fee of $5,000 plus VAT, if applicable and (vi) for chairmanship of the nominating and corporate governance committee, an additional annual fee of $3,500 plus VAT, if applicable. In addition, each of the Company’s non-executive directors, other than the current chairman of the Board, shall be entitled to receive an initial grant (upon his or her first appointment to election to the Board) of 4,000 restricted ordinary shares of the Company and options to purchase 19,000 ordinary shares of the Company, and an annual grant of 2,000 restricted ordinary shares of the Company and options to purchase 9,500 ordinary shares of the Company, and the current chairman of the Board is entitled to receive an annual grant of 2,000 restricted ordinary shares of the Company and options to purchase 12,500 ordinary shares of the Company.

Compensation and Talent Committee

Compensation Committee Interlocks and Insider Participation

Under the Companies Law, the Board of any public company must appoint a compensation committee. Our Compensation and Talent Committee, which consists of Stephen Wills, Kenneth Moch and Shawn Tomasello, assists our Board in determining compensation for our directors and officers. Mr. Moch serves as Chairman of the committee. Our Board has determined that each member of our Compensation and Talent Committee is independent under the Nasdaq Listing Rules, including the additional independence requirements applicable to the members of a compensation committee. None of the members of the Compensation and Talent Committee are currently, or have been at any time, one of our executive officers or employees. None of our executive officers currently serve, or have served during the last year, as a member of the Board or Compensation and Talent Committee of any entity that has one or more executive officers serving as a member of our Board or Compensation and Talent Committee.

In accordance with the Companies Law, the roles of the Compensation and Talent Committee are, among others, as follows:

•        making recommendations to the Board with respect to the approval of the compensation policy for office holders and, once every three years, regarding any extensions to a compensation policy that was adopted for a period of more than three years;

•        reviewing the implementation of the compensation policy and periodically making recommendations to the Board with respect to any amendments or updates to the compensation policy;

•        resolving whether or not to approve arrangements with respect to the terms of office and employment of office holders; and

•        exempting, under certain circumstances, a transaction with our chief executive officer from the approval of the general meeting of our shareholders.

Our Board has adopted a compensation committee charter setting forth the responsibilities of the committee consistent with the Nasdaq Listing Rules, which include among others:

•        recommending a compensation policy to our Board for its approval, in accordance with the requirements of the Companies Law, as well as making recommendations to the Board with respect to other compensation policies, incentive-based compensation plans and share-based compensation plans, overseeing the development and implementation of such policies and recommending to our Board any amendments or modifications that the committee deems appropriate, including as required under the Companies Law;

•        reviewing and approving the granting of options and other incentive awards to the chief executive officer and other executive officers, including reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, and evaluating their performance in light of such goals and objectives;

•        approving and exempting certain transactions regarding office holders’ compensation pursuant to the Companies Law; and

•        administering our share-based compensation plans, including without limitation, approving the adoption of such plans, amending and interpreting such plans and the awards and agreements issued pursuant thereto, and making awards to eligible persons under the plans and determining the terms of such awards.

Compensation Committee Report

Gamida Cell’s Compensation and Talent Committee has reviewed and discussed the compensation discussion and analysis with the management of the Company and, based on the review and discussions recommended the Board that the compensation discussion and analysis be included in this Proxy Statement.

In general, under the Companies Law, a public company must have a compensation policy approved by the Board after receiving and considering the recommendations of the compensation committee. In addition, our compensation policy must be approved at least once every three years, first, by our Board, upon recommendation of our Compensation and Talent Committee, and second, by a simple majority of the ordinary shares present, in person or by proxy, and voting at a shareholders meeting, provided that either:

•        such majority includes at least a majority of the shares held by shareholders who are not controlling shareholders and shareholders who do not have a personal interest in such compensation arrangement and who are present and voting (excluding abstentions); or

•        the total number of shares of non-controlling shareholders and shareholders who do not have a personal interest in the compensation arrangement and who vote against the arrangement, does not exceed 2% of the Company’s aggregate voting rights.

We refer to this as the Special Approval for Compensation. Under the Companies Law, subject to certain conditions, the Board may ratify the compensation policy even if it is not ratified by the shareholders.

Pursuant to the Companies Law, under special circumstances, the Board may approve the compensation policy despite the objection of the shareholders on the condition that the compensation committee and then the Board decide, on the basis of detailed grounds and after discussing again the compensation policy, that approval of the compensation policy, despite the objection of the shareholders, is for the benefit of the Company.

If a company that initially offers its securities to the public adopts a compensation policy in advance of its initial public offering and describes it in its prospectus for such offering, as in the case of our Company, then such compensation policy shall be deemed a validly adopted policy in accordance with the Companies Law requirements described above. Furthermore, if the compensation policy is established in accordance with the aforementioned relief, then it will remain in effect for term of five years from the date such company becomes a public company. We have adopted our compensation policy pursuant to the foregoing relief.

The compensation policy must serve as the basis for decisions concerning the financial terms of employment or engagement of office holders, including exculpation, insurance, indemnification or any monetary payment or obligation of payment in respect of employment or engagement. The compensation policy must be determined and later reevaluated according to certain factors, including: the advancement of the company’s objectives, business plan and long-term strategy; the creation of appropriate incentives for office holders, while considering, among other things, the company’s size, the nature of its operations and risk management policy; and, with respect to variable compensation, the contribution of the office holder towards the achievement of the company’s long-term goals and the maximization of its profits, all with a long-term objective and according to the position of the office holder. The compensation policy must furthermore consider the following additional factors:

•        the education, skills, experience, expertise and accomplishments of the relevant office holder;

•        the office holder’s position, responsibilities and prior compensation agreements with him or her;

•        the ratio between the cost of the terms of employment of an office holder and the cost of the employment of other employees of the company, including employees employed through contractors who provide services to the company, in particular the ratio between such cost to the average and median salary of such employees of the company, as well as the impact of disparities between them on the work relationships in the company;

•        if the terms of employment include variable components — the possibility of reducing variable components at the discretion of the Board and the possibility of setting a limit on the value of non-cash variable share-based components; and

•        if the terms of employment include severance compensation — the term of employment or office of the office holder, the terms of his or her compensation during such period, the company’s performance during such period, his or her individual contribution to the achievement of the company goals and the maximization of its profits and the circumstances under which he or she is leaving the company.

The compensation policy must also include, inter alia, with regards to variable components:

•        with the exception of office holders who report directly to the chief executive officer, determining the variable components on long-term performance basis and on measurable criteria; however, the company may determine that an immaterial part of the variable components of an office holder’s compensation package shall be awarded based on non-measurable criteria, if such amount is not higher than three months’ salary per annum, while taking into account such office holder’s contribution to the company;

•        the ratio between variable and fixed components, as well as the limit of the values of variable components at the time of their payment, or in the case of share-based compensation, at the time of grant;

•        a condition under which the office holder will return to the company, according to conditions to be set forth in the compensation policy, any amounts paid as part of his or her terms of employment, if such amounts were paid based on information later to be discovered to be wrong, and such information was restated in the company’s financial statements;

•        the minimum holding or vesting period of variable share-based components to be set in the terms of office or employment, as applicable, while taking into consideration long-term incentives; and

•        a limit to retirement grants.

Our compensation policy, which was amended on September 10, 2020, is designed to promote retention and motivation of directors and executive officers, incentivize individual excellence, align the interests of our directors and executive officers with our long-term performance and provide a risk management tool. To that end, a portion of an executive officer compensation package is targeted to reflect our short and long-term goals, as well as the executive officer’s individual performance. On the other hand, our compensation policy includes measures designed to reduce the executive officer’s incentives to take excessive risks that may harm us in the long-term, such as limits on the value of cash bonuses and share-based compensation, limitations on the ratio between the variable and the total compensation of an executive officer and minimum vesting periods for share-based compensation.

Our compensation policy also addresses our executive officers’ individual characteristics (such as their respective positions, education, scope of responsibilities and contribution to the attainment of our goals) as the basis for compensation variation among our executive officers, and considers the internal ratios between compensation of our executive officers and directors and other employees. Pursuant to our compensation policy, the compensation that may be granted to an executive officer may include: base salary, annual bonuses and other cash bonuses (such as a signing bonus and special bonuses with respect to any special achievements, such as outstanding personal achievement, outstanding personal effort or outstanding company performance), share-based compensation, benefits, retirement and termination of service arrangements. All cash bonuses are limited to a maximum amount linked to the executive officer’s base salary. In addition, the total variable compensation components (cash bonuses and shared-based compensation) may not exceed 90% of each executive officer’s total compensation package with respect to any given calendar year.

An annual cash bonus may be awarded to executive officers upon the attainment of pre-set periodic objectives and individual targets. The annual cash bonus that may be granted to our executive officers other than our chief executive officer will be based on performance objectives and a discretionary evaluation of the executive officer’s overall performance by our chief executive officer and subject to minimum thresholds. The annual cash bonus that may be granted to executive officers other than our chief executive officer may be based entirely on a discretionary evaluation. Furthermore, our chief executive officer will be entitled to recommend performance objectives, and such performance objectives will be approved by our compensation committee (and, if required by law, by our Board).

The measurable performance objectives of our chief executive officer will be determined annually by our compensation committee and Board, will include the weight to be assigned to each achievement in the overall evaluation. A non-material portion of the chief executive officer’s annual cash bonus may be based on a discretionary evaluation of the chief executive officer’s overall performance by the compensation committee and the Board based on quantitative and qualitative criteria.

The share-based compensation under our compensation policy for our executive officers (including members of our Board) is designed in a manner consistent with the underlying objectives in determining the base salary and the annual cash bonus, with its main objectives being to enhance the alignment between the executive officers’ interests with our long-term interests and those of our shareholders and to strengthen the retention and the motivation of executive officers in the long term. Our compensation policy provides for executive officer compensation in the form of share options or other share-based awards, such as restricted shares and restricted share units, in accordance with our share incentive plan then in place. All share-based incentives granted to executive officers shall be subject to vesting periods in order to promote long-term retention of the awarded executive officers. The share-based compensation shall be granted from time to time and shall be individually determined and awarded according to the performance, educational background, prior business experience, qualifications, role and personal responsibilities of each executive officer.

In addition, our compensation policy contains compensation recovery provisions which allow us under certain conditions to recover bonuses paid in excess, enables our chief executive officer to approve an immaterial change in the terms of employment of an executive officer who reports directly to the chief executive officer (provided that the changes of the terms of employment are in accordance with our compensation policy) and allows us to exculpate, indemnify and insure our executive officers and directors to the maximum extent permitted by Israeli law, subject to certain limitations set forth therein.

Our compensation policy also provides for compensation to the members of our Board either (i) in accordance with the amounts provided in the Companies Regulations (Rules Regarding the Compensation and Expenses of an External Director) of 2000, as amended by the Companies Regulations (Relief for Public Companies Traded in Stock Exchange Outside of Israel) of 2000, as such regulations may be amended from time to time, or (ii) in accordance with the amounts determined in our compensation policy.

BENEFICIAL OWNERSHIP OF SECURITIES BY
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s ordinary shares as of June 1, 2022 by: (i) each director and nominee for director; (ii) each named executive officer; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its ordinary shares. Beneficial ownership, for purposes of this table, includes options and warrants to purchase ordinary shares that are either currently exercisable or will be exercisable within 60 days of June 1, 2022. Applicable percentages are based on 59,946,298ordinary shares outstanding on June 1, 2022, adjusted as required by rules promulgated by the SEC.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within 60 days of June 1, 2022. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose.

Unless otherwise noted below, the address of each shareholder, director and executive officer is c/o Gamida Cell Ltd., 116 Huntington Avenue, Boston, Massachusetts 02116.

As of June 1, 2022(1)
	Ordinary Shares	%
Holders of more than 5% of our voting securities:
Access Industries(2)	9,929,975	16.5%
Novartis Pharma A.G.(3)	5,194,054	8.5%
Fidelity Management & Research(4)	4,603,945	7.7%
Federated Global Investment Management Corp.(5)	4,363,315	7.3%
Directors and executive officers who are not 5% holders:
Dr. Julian Adams	*	*
Shai Lankry	*	*
Michele Korfin	*	*
Josh Patterson	*	*
Robert I. Blum	*	*
Anat Cohen-Dayag	*	*
Ofer Gonen(6)	*	*
Naama Halevi Davidov	*	*
Kenneth I. Moch	*	*
Shawn Tomasello	*	*
Stephen Wills	*	*
All directors and executive officers as a group (11 persons)(7)	1,622,632	2.6%

____________

*        Indicates beneficial ownership of less than 1% of the total ordinary shares outstanding.

(1)      The percentages shown are based on 59,946,298 ordinary shares issued and outstanding as of June 1, 2022.

(2)      The information shown is as of December 31, 2021 and is based upon a Schedule 13D/A filed on February February 8, 2022. Consists of: (i) 1,533,744 ordinary shares and 160,743 ordinary shares issuable upon exercise of outstanding warrants held by Clal Biotechnology Industries Ltd., or CBI; (ii) 1,374,377 ordinary shares held by Bio Medical Investment (1997) Ltd., or Bio Medical, a wholly owned subsidiary of CBI; (iii) 3,750,000 ordinary shares by AI Gamida Holdings LLC and (iv) 3,111,111 ordinary shares held by AI Biotechnology LLC. Clal Industries Ltd. controls CBI. Clal Industries Ltd. is wholly owned by Access AI Ltd., which is owned by AI Diversified Holdings S.à r.l., which is owned by AI Diversified Parent S.à r.l., which is owned by AI Diversified Holdings Limited (“AIDH Limited”). AIDH Limited is controlled by AI SMS L.P (“AI SMS”). Access Industries Holdings LLC (“AIH”) owns a majority of the equity of AI SMS, and Access Industries, LLC (“LLC”), holds a majority of the outstanding voting interests in AIH. Access Industries Management, LLC (“AIM”) controls LLC and AIH, and Len Blavatnik controls AIM. AIM controls AIH LLC and Len Blavatnik controls AIM. The address of each of Clal Industries Ltd., CBI and Bio Medical is the Triangular Tower, 3 Azrieli Center, Tel Aviv 67023, Israel and the address of each of foregoing other than Bio Medical, CBI, and Clal Industries Ltd. is 730 Fifth Avenue, 20th Floor, New York, NY 10019.

(3)      The information shown is as of March 1, 2021 and is based upon a Schedule 13D/A filed on March 11, 2021. Consists of 4,336,759 ordinary shares and 857,295 ordinary shares issuable upon exercise of outstanding warrants. The principal address of Novartis A.G. is Lichtstrasse 35 4056 Basel, Switzerland.

(4)      The principal address of Fidelity Management & Research is 245 Summer Street, Boston, Massachusetts 02210. This information is based solely on the information reported on the Schedule 13G/A filed on February 9, 2022 by FMR LLC.

(5)      The principal address of Federated Global Investment Management is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. This information is based solely on the information reported on the Schedule 13G/A filed on February 14, 2022 by Federated Hermes, Inc. Federated Hermes, Inc. is the parent holding company of Federated Global Investment Management Corp.

(6)      Mr. Gonen resigned from the Board of Directors on June 9, 2022.

(7)      Consists of options to purchase 1,607,682 ordinary shares and 14,950 ordinary shares, which are currently exercisable or will become exercisable within 60 days of June 1, 2022.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

During the year ended December 31, 2021, we were a foreign private issuer and as such the Section 16(a) filing requirements were not applicable to our officers, directors or greater than 10% beneficial owners.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION

Our policy is to enter into transactions with related parties on terms that, on the whole, are no more favorable, or no less favorable than those available from unaffiliated third parties. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred. The following is a description of material transactions, or series of related material transactions since January 1, 2020, to which we were or will be a party and in which the other parties included or will include our directors, executive officers, holders of more than 10% of our voting securities or any member of the immediate family of any of the foregoing persons.

Under the Companies Law, the approval of the audit committee is required to effect specified actions and transactions with office holders and controlling shareholders and their relatives, or in which they have a personal interest. The term “controlling shareholder” means any shareholder with the ability to direct the activities of the company, other than by virtue of being an office holder. A shareholder is presumed to be a controlling shareholder if the shareholder holds 50% or more of the voting rights in a company or has the right to appoint 50% or more of the directors of the company or its chief executive officer. For the purpose of approving transactions with controlling shareholders, the term “controlling shareholder” also includes any shareholder that holds 25% or more of the voting rights of the company if no other shareholder holds more than 50% of the voting rights in the company. For purposes of determining the holding percentage stated above, two or more shareholders who have a personal interest in a transaction that is brought for the company’s approval are deemed as joint holders. As of the date of this Proxy Statement, we do not have a controlling shareholder as defined under the Companies Law.

Information Rights Agreements with Shareholders

As part of our initial public offering and effective as of its closing, we entered into an information rights agreement with an affiliate of one of our principal shareholders, Access Industries. The information rights agreement provides the counterparty with rights to receive our annual and quarterly financial statements, auditor consent letters and valuation reports, and other information reasonably required by such counterparty to enable it to prepare its financial statements. The information rights agreement also requires that we provide the counterparty with information material to us and mandated to be disclosed by the requirements applicable to such counterparty, as well as certain other material information of ours. The information rights agreement contains customary confidentiality provisions and terminates when the counterparty, and any company that controls such counterparty, is no longer required to issue public reports pursuant to the Israeli Securities Law or the Securities Exchange Act of 1934, as amended.

Agreements and Arrangements with Directors and Executive Officers

Each of the Company’s non-executive directors is entitled to the following payments, which are paid in arrears, in quarterly installments: (i) an annual fee of $40,000 plus VAT, if applicable, (ii) for audit committee compensation committee, or compliance committee membership, an additional annual fee of $10,000 plus VAT, if applicable, (iii) for nominating and corporate governance committee members, an additional annual fee of $4,000 plus VAT, if applicable, (iv) for chairmanship of the Board an additional annual fee of $60,000 plus VAT, if applicable, (v) for each chairmanship of the audit committee, the compensation committee, and the compliance committee, an additional annual fee of $5,000 plus VAT, if applicable and (vi) for chairmanship of the nominating and corporate governance committee, an additional annual fee of $3,500 plus VAT, if applicable. In addition, each of the Company’s non-executive directors, other than the current chairman of the Board, shall be entitled to receive an initial grant (upon his or her first appointment to election to the Board) of 4,000 restricted ordinary shares of the Company and options to purchase 19,000 ordinary shares of the Company, and an annual grant of 2,000 restricted ordinary shares of the Company and options to purchase 9,500 ordinary shares of the Company, and the current chairman of the Board shall be entitled to receive an annual grant of 2,000 restricted ordinary shares of the Company and options to purchase 12,500 ordinary shares of the Company.

Executive Officers Employment Agreements.

We have entered into written employment agreements with each of our executive officers. These agreements provide for notice periods of varying duration for termination of the agreement by us or by the relevant executive officer, during which time the executive officer will continue to receive base salary and benefits (except for the accrual of vacation days). These agreements also contain customary provisions regarding non-competition, confidentiality of information and assignment of inventions. However, the enforceability of the non-competition provisions may be limited under applicable law.

Options and Restricted Share Awards

Since our inception, we have granted options to purchase our ordinary shares and/or restricted share awards to our officers and certain of our directors. Such agreements may contain acceleration provisions upon certain merger, acquisition, or change of control transactions. We describe our equity incentive plans above, under “— Executive Compensation Program — Additional Narrative Disclosure.” If the relationship between us and an executive officer or a director is terminated, except for cause (as defined in the equity incentive plans), all options that are vested will generally remain exercisable for ninety days after such termination.

Indemnification Agreements

Our Current Articles permit us to exculpate, indemnify and insure each of our directors and office holders to the fullest extent permitted by Israeli law. In connection with the loss of our status as a foreign private issuer effective on January 1, 2022, we entered into amended and restated indemnification agreements with each of our directors and executive officers, exculpating them, to the fullest extent permitted by law, from liability to us for damages caused to us as a result of a breach of duty of care, and undertaking to indemnify them to the fullest extent permitted by Israeli law. We have also obtained directors and officers insurance for each of our executive officers and directors. The indemnification obligations under the agreements are limited to certain maximum amounts.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are shareholders will be “householding” our proxy materials. A single set of annual meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker or us. Direct your written request to 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Josh Patterson, General Counsel & Chief Compliance Officer, or by e-mail to legalnotices@gamida-cell.com. Shareholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER BUSINESS

The Board is not aware of any other matters that may be presented at the Meeting other than those specified in the enclosed Notice of Annual General Meeting of Shareholders. If any other matters do properly come before the Meeting, it is intended that the persons named as proxies will vote, pursuant to their discretionary authority, according to their best judgment and in the interest of the Company.

ADDITIONAL INFORMATION

The Annual Report and other filings with the SEC, are available for viewing and downloading on the SEC’s website at www.sec.gov as well as under the Investors & Media section of the Company’s website at www.gamida-cell.com. Shareholders may obtain a copy of these documents, including the Company’s financial statements and the financial statement schedules, without charge at www.gamida-cell.com or by sending a written request to 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Josh Patterson, General Counsel & Chief Compliance Officer, or by e-mail to legalnotices@gamida-cell.com.

BY ORDER OF THE BOARD OF DIRECTORS
June 22, 2022	/s/ Robert I. Blum
Robert I. Blum
Chairman of the Board of Directors

* * *

Annex A

A LIMITED LIABILITY COMPANY

----------------

AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
GAMIDA CELL LTD.

As Adopted on October 30, 2018,
as amended on November 17, 2021 and
as last amended on, and effective as of, ~~November 17, 2021~~ [__________], 2022

Preliminary

1.           Definitions; Interpretation.

(a)         In these Articles, the following terms (whether or not capitalized) shall bear the meanings set forth opposite them, respectively, unless the subject or context requires otherwise.

“Articles”	shall mean these Articles of Association, as amended from time to time.
“Board of Directors”	shall mean the Board of Directors of the Company.
“Chairperson”	shall mean the Chairperson of the Board of Directors, or the Chairperson of the General Meeting, as the context implies;
“Company”	shall mean GAMIDA CELL LTD.
“Companies Law”

shall mean the Israeli Companies Law, 5759-1999, and the regulations promulgated thereunder. The Companies Law shall include reference to the Companies Ordinance (New Version), 5743-1983, of the State of Israel, to the extent in effect according to the provisions thereof.

“Director(s)”	shall mean the member(s) of the Board of Directors holding office at any given time, including alternate directors.
“External Director(s)”	shall have the meaning provided for such term in the Companies Law.
“General Meeting”	shall mean an Annual General Meeting or Special General Meeting of the Shareholders, as the case may be.
“NIS”	shall mean New Israeli Shekels.
“Office”	shall mean the registered office of the Company at any given time.
“Office Holder” or “Officer”	shall have the meaning provided for such term in the Companies Law.
“RTP Law”	shall mean the Israeli Restrictive Trade Practices Law, 5758-1988.
“Securities Law”	shall mean the Israeli Securities Law 5728-1968.
“Shareholder(s)”	shall mean the shareholder(s) of the Company, at any given time.
“in writing” or “writing”

shall mean written, printed, photocopied, photographed or typed, including if appearing in an email, facsimile or if produced by any visible substitute for a writing, or partly one and partly another. The term “signed” or “signature” shall be construed in a corresponding manner.

(b)         Unless otherwise defined in these Articles or required by the context, terms used herein shall have the meaning provided therefor under the Companies Law.

Annex A-1

(c)          Unless the context shall otherwise require: words in the singular shall also include the plural, and vice versa; any pronoun shall include the corresponding masculine, feminine and neuter forms; the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; the words “herein”, “hereof” and “hereunder” and words of similar import refer to these Articles in their entirety and not to any part hereof; all references herein to Articles, Sections or clauses shall be deemed references to Articles, Sections or clauses of these Articles; any references to any agreement or other instrument or law, statute or regulation are to it as amended, supplemented or restated, from time to time (and, in the case of any law, to any successor provisions or re-enactment or modification thereof being in force at the time); any reference to “law” shall include any supranational, national, federal, state, local, or foreign statute or law and all rules and regulations promulgated thereunder (including, any rules, regulations or forms prescribed by any governmental authority or securities exchange commission or authority, if and to the extent applicable); any reference to a “day” or a number of “days” (without any explicit reference otherwise, such as to business days) shall be interpreted as a reference to a calendar day or number of calendar days; any reference to a month or year shall be interpreted in accordance with the Gregorian calendar; any reference to a “company”, “corporate body” or “entity” shall include a partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof, and any reference to a “person” shall include any of the foregoing types of entities or a natural person.

(d)         The captions in these Articles are for convenience only and shall not be deemed a part hereof or affect the construction or interpretation of any provision hereof.

Limited Liability

2.           The Company is a limited liability company and each Shareholder’s obligations to the Company shall therefore be limited to the payment of the nominal value of the shares held by such shareholder, subject to the provisions of the Companies Law.

Public Company; Company’s Objectives

3.           Public Company; Objectives.

(a)          The Company is a public company as such term is defined and for so long as it qualifies under the Companies Law.

(b)The Company’s objectives are to carry on any business, and do any act, which is not prohibited by law.

4.           Donations.

The Company may donate a reasonable amount of money (in cash or in kind, including the Company’s securities) for any purpose that the Board of Directors finds appropriate.

Share Capital

5.           Authorized Share Capital.

1.1.        The share capital of the Company shall consist of NIS 1,500,000 divided into 150,000,000 Ordinary Shares, of a nominal value of NIS 0.01 each (the “Shares”).

(a)          The Shares shall rank pari passu in all respects. The Shares may be redeemable to the extent set forth in Article 13.

6.           Increase of Authorized Share Capital.

(a)          The Company may, from time to time, by a Shareholders’ resolution, whether or not all of the shares then authorized have been issued, increase its authorized share capital by increasing the number of shares it is authorized to issue. Any such increase shall be in such amount and shall be divided into shares of such nominal amounts, and such shares shall confer such rights and preferences, and shall be subject to such restrictions, as such resolution shall provide.

(b)         Except to the extent otherwise provided in such resolution, any new shares included in the authorized share capital increase as aforesaid shall be subject to all of the provisions of these Articles that are applicable to shares of such class that are included in the existing share capital.

Annex A-2

7.           Special or Class Rights; Modification of Rights.

(a)          The Company may, from time to time, by a Shareholders’ resolution, provide for shares with such preferred or deferred rights or other special rights and/or such restrictions, whether in regard to dividends, voting, repayment of share capital or otherwise, as may be stipulated in such resolution.

(b)         If at any time the share capital of the Company is divided into different classes of shares, the rights attached to any class, unless otherwise provided by these Articles, may be modified or cancelled by the Company by a resolution of the General Meeting of the holders of all shares as one class, without any required separate resolution of any class of shares.

(c)          The provisions of these Articles relating to General Meetings shall apply, mutatis mutandis, to any separate General Meeting of the holders of the shares of a particular class, provided that the requisite quorum at any such separate General Meeting shall be one or more shareholders present in person or by proxy and holding not less than thirty-three and one-third of a percent (331/3%) of the issued shares of such class.

(d)         Unless otherwise provided by these Articles, an increase in the authorized share capital, the creation of a new class of shares, an increase in the authorized share capital of a class of shares, or the issuance of additional shares thereof out of the authorized and unissued share capital, shall not be deemed, for purposes of this Article 7, to modify or derogate or cancel the rights attached to previously issued shares of such class or of any other class.

8.           Consolidation, Division, Cancellation and Reduction of Share Capital.

(a)          The Company may, from time to time, by or pursuant to an authorization of a Shareholders’ resolution, and subject to applicable law:

(i)          consolidate all or any part of its issued or unissued authorized share capital into shares of a per share nominal value which is larger, equal to or smaller than the per share nominal value of its existing shares;

(ii)         divide or sub-divide its shares (issued or unissued) or any of them, into shares of smaller or the same nominal value (subject, however, to the provisions of the Companies Law), and the resolution whereby any share is divided may determine that, as among the holders of the shares resulting from such subdivision, one or more of the shares may, in contrast to others, have any such preferred or deferred rights or rights of redemption or other special rights, or be subject to any such restrictions, as the Company may attach to unissued or new shares;

(iii)        cancel any shares which, at the date of the adoption of such resolution, have not been taken or agreed to be taken by any person, and reduce the amount of its share capital by the amount of the shares so canceled; or

(iv)        reduce its share capital in any manner.

(b)         With respect to any consolidation of issued shares and with respect to any other action which may result in fractional shares, the Board of Directors may settle any difficulty which may arise with regard thereto, as it deems fit, and, in connection with any such consolidation or other action which could result in fractional shares, may, without limiting its aforesaid power:

(i)          determine, as to the holder of shares so consolidated, which issued shares shall be consolidated into a share of a larger, equal or smaller nominal value per share;

(ii)         issue, in contemplation of or subsequent to such consolidation or other action, shares sufficient to preclude or remove fractional share holdings;

(iii)        redeem such shares or fractional shares sufficient to preclude or remove fractional share holdings;

(iv)        round up, round down or round to the nearest whole number, any fractional shares resulting from the consolidation or from any other action which may result in fractional shares; or

Annex A-3

(v)         cause the transfer of fractional shares by certain shareholders of the Company to other shareholders thereof so as to most expediently preclude or remove any fractional shareholdings, and cause the transferees of such fractional shares to pay the transferors thereof the fair value thereof, and the Board of Directors is hereby authorized to act in connection with such transfer, as agent for the transferors and transferees of any such fractional shares, with full power of substitution, for the purposes of implementing the provisions of this sub-Article 8(b)(v).

9.           Issuance of Share Certificates, Replacement of Lost Certificates.

(a)          To the extent that the Board of Directors determines that all shares shall be certificated or, if the Board of Directors does not so determine, to the extent that any shareholder requests a share certificate or the Company’s transfer agent so requires, share certificates shall be issued under the corporate seal of the Company or its written, typed or stamped name and shall bear the signature of one Director, the Company’s Chief Executive Officer, or any person or persons authorized therefor by the Board of Directors. Signatures may be affixed in any mechanical or electronic form, as the Board of Directors may prescribe.

(b)         Subject to the provisions of Article 9, each Shareholder shall be entitled to one numbered certificate for all of the shares of any class registered in his name. Each certificate shall specify the serial numbers of the shares represented thereby and may also specify the amount paid up thereon. The Company (as determined by an officer of the Company to be designated by the Chief Executive Officer) shall not refuse a request by a Shareholder to obtain several certificates in place of one certificate, unless such request is, in the opinion of such officer, unreasonable. Where a Shareholder has sold or transferred some of such Shareholder’s shares, such Shareholder shall be entitled to receive a certificate in respect of such Shareholder’s remaining shares, provided that the previous certificate is delivered to the Company before the issuance of a new certificate.

(c)          A share certificate registered in the names of two or more persons shall be delivered to the person first named in the Register of Shareholders in respect of such co-ownership.

(d)         A share certificate which has been defaced, lost or destroyed, may be replaced, and the Company shall issue a new certificate to replace such defaced, lost or destroyed certificate upon payment of such fee, and upon the furnishing of such evidence of ownership and such indemnity, as the Board of Directors in its discretion deems fit.

10.         Registered Holder.

Except as otherwise provided in these Articles or the Companies Law, the Company shall be entitled to treat the registered holder of each share as the absolute owner thereof, and accordingly, shall not, except as ordered by a court of competent jurisdiction, or as required by the Companies Law, be obligated to recognize any equitable or other claim to, or interest in, such share on the part of any other person.

11.         Issuance and Repurchase of Shares.

(a)          The unissued shares from time to time shall be under the control of the Board of Directors (and, to the full extent permitted by law, any Committee thereof), which shall have the power to issue or otherwise dispose of shares and of securities convertible or exercisable into or other rights to acquire from the Company to such persons, on such terms and conditions, and either at par or at a premium, or subject to the provisions of the Companies Law, at a discount and/or with payment of commission, and at such times, as the Board of Directors (or the Committee, as the case may be) deems fit, and the power to give to any person the option to acquire from the Company any shares or securities convertible or exercisable into or other rights to acquire from the Company, either at par or at a premium, or, subject as aforesaid, at a discount and/or with payment of commission, during such time and for such consideration as the Board of Directors (or the Committee, as the case may be) deems fit.

(b)         The Company may at any time and from time to time, subject to the Companies Law, repurchase or finance the purchase of any shares or other securities issued by the Company, in such manner and under such terms as the Board of Directors shall determine, whether from any one or more shareholders. Such purchase shall not be deemed as payment of dividends and no shareholder will have the right to require the Company to purchase his shares or offer to purchase shares from any other shareholders.

Annex A-4

12.         Payment in Installment.

If pursuant to the terms of issuance of any share, all or any portion of the price thereof shall be payable in installments, every such installment shall be paid to the Company on the due date thereof by the then registered holder(s) of the share or the person(s) then entitled thereto.

13.         Redeemable Shares.

The Company may, subject to applicable law, issue redeemable shares or other securities and redeem the same upon terms and conditions to be set forth in a written agreement between the Company and the holder of such shares or in their terms of issuance.

Transfer of Shares

14.         Registration of Transfer.

No transfer of shares shall be registered unless a proper writing or instrument of transfer (in any customary form or any other form satisfactory to the Board of Directors) has been submitted to the Company (or its transfer agent), together with any share certificate(s) and such other evidence of title as the Board of Directors may reasonably require. Notwithstanding anything to the contrary herein, shares registered in the name of The Depository Trust Company or its nominee shall be transferrable in accordance with the policies and procedures of The Depository Trust Company. Until the transferee has been registered in the Register of Shareholders in respect of the shares so transferred, the Company may continue to regard the transferor as the owner thereof. The Board of Directors, may, from time to time, prescribe a fee for the registration of a transfer, and may approve other methods of recognizing the transfer of shares in order to facilitate the trading of the Company’s shares on the Nasdaq Stock Market or on any other stock exchange on which the Company’s shares are then listed for trading.

15.         Suspension of Registration.

The Board of Directors may, in its discretion to the extent it deems necessary, close the Register of Shareholders of registration of transfers of shares for a period determined by the Board of Directors, and no registrations of transfers of shares shall be made by the Company during any such period during which the Register of Shareholders is so closed.

Transmission of Shares

16.         Decedents’ Shares.

(a)          In case of a share registered in the names of two or more holders, the Company may recognize the survivor(s) as the sole owner(s) thereof unless and until the provisions of Article 16 have been effectively invoked.

(b)         Any person becoming entitled to a share in consequence of the death of any person, upon producing evidence of the grant of probate or letters of administration or declaration of succession (or such other evidence as the Board of Directors, or an officer of the Company to be designated by the Chief Executive Officer, may reasonably deem sufficient), shall be registered as a shareholder in respect of such share, or may, subject to the provisions as to transfer contained herein, transfer such share.

17.         Receivers and Liquidators.

(a)          The Company may recognize any receiver, liquidator or similar official appointed to wind-up, dissolve or otherwise liquidate a corporate shareholder, and a trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceeding with respect to a shareholder or its properties, as being entitled to the shares registered in the name of such shareholder.

(b)         Such receiver, liquidator or similar official appointed to wind-up, dissolve or otherwise liquidate a corporate shareholder and such trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceedings with respect to a shareholder or its properties, upon producing such evidence as the Board of Directors (or an officer of the Company to be

Annex A-5

designated by the Chief Executive Officer) may deem sufficient as to his authority to act in such capacity or under this Article, shall with the consent of the Board of Directors (which the Board of Directors may grant or refuse in its absolute discretion), be registered as a shareholder in respect of such shares, or may, subject to the regulations as to transfer herein contained, transfer such shares.

General Meetings

18.         General Meetings.

(a)          An annual General Meeting (“Annual General Meeting”) shall be held at least once in every calendar year, not later than 15 months after the last preceding annual General Meeting, at such time and at such place, either within or out of the State of Israel, as may be determined by the Board of Directors.

(b)         All General Meetings other than Annual General Meetings shall be called “Special General Meetings”.

19.         Record Date for General Meeting.

Notwithstanding any provision of these Articles to the contrary, and to allow the Company to determine the shareholders entitled to notice of or to vote at any General Meeting or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or grant of any rights, or entitled to exercise any rights in respect of or to take or be the subject of any other action, the Board of Directors may fix a record date, which shall not be more than the maximum period and not less than the minimum period permitted by law. A determination of shareholders of record entitled to notice of or to vote at a meeting shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

20.         Shareholder Proposal Request.

(a)          Any Shareholder or Shareholders of the Company holding at least one percent (1%) of the voting rights of the Company (the “Proposing Shareholder(s)”) may request, subject to the Companies Law, that the Board of Directors include a matter on the agenda of a General Meeting to be held in the future, provided that the Board determines that the matter is appropriate to be considered at a General Meeting (a “Proposal Request”). In order for the Board of Directors to consider a Proposal Request and whether to include the matter stated therein in the agenda of a General Meeting, notice of the Proposal Request must be timely delivered in accordance with applicable law, and the Proposal Request must comply with the requirements of these Articles (including this Article 20) and any applicable law and stock exchange rules and regulations. The Proposal Request must be in writing, signed by all of the Proposing Shareholder(s) making such request, delivered, either in person or by certified mail, postage prepaid, and received by the Secretary (or, in the absence thereof by the Chief Executive Officer of the Company). To be considered timely, a Proposal Request must be received within the time periods prescribed by applicable law. The announcement of an adjournment or postponement of a General Meeting shall not commence a new time period (or extend any time period) for the delivery of a Proposal Request as described above. In addition to any information required to be included in accordance with applicable law, a Proposal Request must include the following: (i) the name, address, telephone number, fax number and email address of the Proposing Shareholder (or each Proposing Shareholder, as the case may be) and, if an entity, the name(s) of the person(s) that controls or manages such entity; (ii) the number of Shares held by the Proposing Shareholder(s), directly or indirectly (and, if any of such Shares are held indirectly, an explanation of how they are held and by whom), which shall be in such number no less than as is required to qualify as a Proposing Shareholder, accompanied by evidence satisfactory to the Company of the record holding of such Shares by the Proposing Shareholder(s) as of the date of the Proposal Request, and a representation that the Proposing Shareholder(s) intends to appear in person or by proxy at the meeting; (iii) the matter requested to be included on the agenda of a General Meeting, all information related to such matter, the reason that such matter is proposed to be brought before the General Meeting, the complete text of the resolution that the Proposing Shareholder proposes to be voted upon at the General Meeting and, if the Proposing Shareholder wishes to have a position statement in support of the Proposal Request, a copy of such position statement that complies with the requirement of any applicable law (if any), (iv) a description of all arrangements or understandings between the Proposing Shareholders and any other Person(s) (naming such Person or Persons) in connection with the matter that is

Annex A-6

requested to be included on the agenda and a declaration signed by all Proposing Shareholder(s) of whether any of them has a personal interest in the matter and, if so, a description in reasonable detail of such personal interest; (v) a description of all Derivative Transactions (as defined below) by each Proposing Shareholder(s) during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions; and (vi) a declaration that all of the information that is required under the Companies Law and any other applicable law and stock exchange rules and regulations to be provided to the Company in connection with such matter, if any, has been provided to the Company. The Board of Directors, may, in its discretion, to the extent it deems necessary, request that the Proposing Shareholder(s) provide additional information necessary so as to include a matter in the agenda of a General Meeting, as the Board of Directors may reasonably require.

A “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proposing Shareholder or any of its affiliates or associates, whether of record or beneficial: (1) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the Company, (2) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Company, (3) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or (4) which provides the right to vote or increase or decrease the voting power of, such Proposing Shareholder, or any of its affiliates or associates, with respect to any shares or other securities of the Company, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proposing Shareholder in the securities of the Company held by any general or limited partnership, or any limited liability company, of which such Proposing Shareholder is, directly or indirectly, a general partner or managing member.

(b)         The information required pursuant to this Article shall be updated as of (i) the record date of the General Meeting, (ii) five business days before the General Meeting, and (iii) as of the General Meeting, and any adjournment or postponement thereof.

(c)          Notwithstanding the forgoing, the Company shall make available to shareholders the right to make a proposal in compliance with the requirements under Section 14 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, for so long as the Company is subject to such requirements.

(d)         The provisions of Articles 20(a), 20(b) and 20 shall apply, mutatis mutandis, on any matter to be included on the agenda of a Special General Meeting which is convened pursuant to a request of a Shareholder duly delivered to the Company in accordance with the Companies Law.

21.         Notice of General Meetings; Omission to Give Notice.

(a)          The Company is not required to give notice of a General Meeting, subject to any mandatory provision of the Companies Law. Notwithstanding anything herein to the contrary, to the extent permitted under the Companies Law, with the consent of all Shareholders entitled to vote thereon, a resolution may be proposed and passed at such meeting although a lesser notice period than hereinabove prescribed has been given.

(b)         The accidental omission to give notice of a General Meeting to any Shareholder, or the non-receipt of notice sent to such Shareholder, shall not invalidate the proceedings at such meeting or any resolution adopted thereat.

(c)          No Shareholder present, in person or by proxy, at any time during a General Meeting shall be entitled to seek the cancellation or invalidation of any proceedings or resolutions adopted at such General Meeting on account of any defect in the notice of such meeting relating to the time or the place thereof, or any item acted upon at such meeting.

(d)         The Company may add additional places for Shareholders to review the full text of the proposed resolutions to be adopted at a General Meeting, including an internet site.

Annex A-7

Proceedings at General Meetings

22.         Quorum.

(a)          No business shall be transacted at a General Meeting, or at any adjournment thereof, unless the quorum required under these Articles for such General Meeting or such adjourned meeting, as the case may be, is present when the meeting proceeds to business.

(b)         In the absence of contrary provisions in these Articles, one or more shareholders present in person or by proxy holding shares conferring in the aggregate at least thirty-three and one-third of a percent (331/3%) of the voting power of the Company, shall constitute a quorum of General Meetings. A proxy may be deemed to constitute the presence of such number of Shareholders equal to the number of Shareholders represented by the holder of such proxy.

(c)          If within half an hour from the time appointed for the meeting a quorum is not present, then without any further notice the meeting shall be adjourned either (i) to the same day in the next week, at the same time and place, (ii) to such day and at such time and place as indicated in the notice to such meeting, or (iii) to such day and at such time and place as the Chairperson of the General Meeting shall determine (which may be earlier or later than the date pursuant to clause (i) above). No business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting as originally called. At such adjourned meeting, one or more shareholders, present in person or by proxy within half an hour from the time appointed for the Adjourned Meeting, and holding in the aggregate at least thirty-three and one-third of a percent (33⅓%) of the voting power of the Company, shall constitute a quorum.

23.         Chairperson of General Meeting.

The Chairperson of the Board of Directors, shall preside as Chairperson of every General Meeting of the Company. If at any meeting the Chairperson is not present within fifteen (15) minutes after the time fixed for holding the meeting or is unwilling to act as Chairperson, any of the following may preside as Chairperson of the meeting (and in the following order): Director, Chief Executive Officer, Chief Financial Officer, Secretary, General Legal Counsel or any person designated by any of the foregoing. If at any such meeting none of the foregoing persons is present or all are unwilling to act as Chairperson, the Shareholders present (in person or by proxy) shall choose a Shareholder or its proxy present at the meeting to be Chairperson. The office of Chairperson shall not, by itself, entitle the holder thereof to vote at any General Meeting nor shall it entitle such holder to a second or casting vote (without derogating, however, from the rights of such Chairperson to vote as a shareholder or proxy of a shareholder if, in fact, he is also a shareholder or such proxy).

24.         Adoption of Resolutions at General Meetings.

(a)          Except as required by the Companies Law or these Articles, including, without limitation, Article 34 below, a resolution of the Shareholders shall be adopted if approved by the holders of a simple majority of the voting power represented at the General Meeting in person or by proxy and voting thereon, as one class, and disregarding abstentions from the count of the voting power present and voting. Without limiting the generality of the foregoing, a resolution with respect to a matter or action for which the Companies Law prescribes a higher majority or pursuant to which a provision requiring a higher majority would have been deemed to have been incorporated into these Articles, but for which the Companies Law allows these Articles to provide otherwise (including, Section 327 and 24 of the Companies Law), shall be adopted by a simple majority of the voting power represented at the General Meeting in person or by proxy and voting thereon, as one class, and disregarding abstentions from the count of the voting power present and voting.

(b)         Every question submitted to a General Meeting shall be decided by a show of hands, but the Chairperson of the General Meeting may determine that a resolution shall be decided by a written ballot. A written ballot may be implemented before the proposed resolution is voted upon or immediately after the declaration by the Chairperson of the results of the vote by a show of hands. If a vote by written ballot is taken after such declaration, the results of the vote by a show of hands shall be of no effect, and the proposed resolution shall be decided by such written ballot.

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(c)          A declaration by the Chairperson of the General Meeting that a resolution has been carried unanimously, or carried by a particular majority, or rejected, and an entry to that effect in the minute book of the Company, shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against such resolution.

25.         Power to Adjourn.

A General Meeting, the consideration of any matter on its agenda or the resolution on any matter on its agenda, may be postponed or adjourned, from time to time and from place to place: (i) by the Chairperson of a General Meeting at which a quorum is present (and he shall if so directed by the meeting, with the consent of the holders of a majority of the voting power represented in person or by proxy and voting on the question of adjournment), but no business shall be transacted at any such adjourned meeting except business which might lawfully have been transacted at the meeting as originally called, or a matter on its agenda with respect to which no resolution was adopted at the meeting originally called; or (ii) by the Board (whether prior to or at a General Meeting).

26.         Voting Power.

Subject to any provision hereof conferring special rights as to voting, or restricting the right to vote, every Shareholder shall have one vote for each share held by him of record, on every resolution, without regard to whether the vote thereon is conducted by a show of hands, by written ballot or by any other means.

27.         Voting Rights.

(a)          A company or other corporate body being a Shareholder of the Company may duly authorize any person to be its representative at any meeting of the Company or to execute or deliver a proxy on its behalf. Any person so authorized shall be entitled to exercise on behalf of such Shareholder all the power, which the Shareholder could have exercised if it were an individual. Upon the request of the Chairperson of the General Meeting, written evidence of such authorization (in form acceptable to the Chairperson) shall be delivered to him.

(b)         Any Shareholder entitled to vote may vote either in person or by proxy (who need not be Shareholder of the Company), or, if the Shareholder is a company or other corporate body, by representative authorized pursuant to Article (a) above.

(c)          If two or more persons are registered as joint holders of any share, the vote of the senior who tenders a vote, in person or by proxy, shall be accepted to the exclusion of the vote(s) of the other joint holder(s). For the purpose of this Article 27, seniority shall be determined by the order of registration of the joint holders in the Register of Shareholder.

Proxies

28.         Instrument of Appointment.

(a)          An instrument appointing a proxy shall be in writing and shall be substantially in the following form:

“I		of
	(Name of Shareholder)		(Address of Shareholder)
Being a shareholder of Gamida Cell Ltd. hereby appoints
of
	(Name of Proxy)		(Address of Proxy)
as my proxy to vote for me and on my behalf at the General Meeting of the Company to be held on the ___ day of _______, _______ and at any adjournment(s) thereof.

Signed this ____ day of ___________, ______.

(Signature of Appointor)”

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or in any usual or common form or in such other form as may be approved by the Board of Directors. Such proxy shall be duly signed by the appointor of such person’s duly authorized attorney, or, if such appointor is company or other corporate body, in the manner in which it signs documents which binds it together with a certificate of an attorney with regard to the authority of the signatories.

(b)         Subject to the Companies Law, the original instrument appointing a proxy or a copy thereof certified by an attorney (and the power of attorney or other authority, if any, under which such instrument has been signed) shall be delivered to the Company (at its Office, at its principal place of business, or at the offices of its registrar or transfer agent, or at such place as notice of the meeting may specify) not less than forty eight (48) hours (or such shorter period as the notice shall specify) before the time fixed for such meeting. Notwithstanding the above, the Chairperson shall have the right to waive the time requirement provided above with respect to all instruments of proxies and to accept any and all instruments of proxy until the beginning of a General Meeting. A document appointing a proxy shall be valid for every adjourned meeting of the General Meeting to which the document relates.

29.         Effect of Death of Appointor of Transfer of Share and or Revocation of Appointment.

(a)          A vote cast in accordance with an instrument appointing a proxy shall be valid notwithstanding the prior death or bankruptcy of the appointing shareholder (or of his attorney-in-fact, if any, who signed such instrument), or the transfer of the share in respect of which the vote is cast, unless written notice of such matters shall have been received by the Company or by the Chairperson of such meeting prior to such vote being cast.

(b)         Subject to the Companies Law, an instrument appointing a proxy shall be deemed revoked (i) upon receipt by the Company or the Chairperson, subsequent to receipt by the Company of such instrument, of written notice signed by the person signing such instrument or by the Shareholder appointing such proxy canceling the appointment thereunder (or the authority pursuant to which such instrument was signed) or of an instrument appointing a different proxy (and such other documents, if any, required under Article 28(b) for such new appointment), provided such notice of cancellation or instrument appointing a different proxy were so received at the place and within the time for delivery of the instrument revoked thereby as referred to in Article 28(b) hereof, or (ii) if the appointing shareholder is present in person at the meeting for which such instrument of proxy was delivered, upon receipt by the Chairperson of such meeting of written notice from such shareholder of the revocation of such appointment, or if and when such shareholder votes at such meeting. A vote cast in accordance with an instrument appointing a proxy shall be valid notwithstanding the revocation or purported cancellation of the appointment, or the presence in person or vote of the appointing shareholder at a meeting for which it was rendered, unless such instrument of appointment was deemed revoked in accordance with the foregoing provisions of this Article 29 at or prior to the time such vote was cast.

Board of Directors

30.         Powers of Board of Directors.

(a)          The Board of Directors may exercise all such powers and do all such acts and things as the Board of Directors is authorized by law or as the Company is authorized to exercise and do and are not hereby or by law required to be exercised or done by the General Meeting. The authority conferred on the Board of Directors by this Article 30 shall be subject to the provisions of the Companies Law, these Articles and any regulation or resolution consistent with these Articles adopted from time to time at a General Meeting, provided, however, that no such regulation or resolution shall invalidate any prior act done by or pursuant to a decision of the Board of Directors which would have been valid if such regulation or resolution had not been adopted.

(b)         Without limiting the generality of the foregoing, the Board of Directors may, from time to time, set aside any amount(s) out of the profits of the Company as a reserve or reserves for any purpose(s) which the Board of Directors, in its absolute discretion, shall deem fit, including without limitation, capitalization and distribution of bonus shares, and may invest any sum so set aside in any manner and from time to time deal with and vary such investments and dispose of all or any part thereof, and employ any such reserve or any part thereof in the business of the Company without being bound to keep the same separate from other assets of the Company, and may subdivide or re-designate any reserve or cancel the same or apply the funds therein for another purpose, all as the Board of Directors may from time to time think fit.

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31.         Exercise of Powers of Board of Directors.

(a)          A meeting of the Board of Directors at which a quorum is present shall be competent to exercise all the authorities, powers and discretion vested in or exercisable by the Board of Directors.

(b)         A resolution proposed at any meeting of the Board of Directors shall be deemed adopted if approved by a majority of the Directors present, entitled to vote and voting thereon when such resolution is put to a vote.

(c)          The Board of Directors may adopt resolutions, without convening a meeting of the Board of Directors, in writing or in any other manner permitted by the Companies Law.

(d)         The Board of Directors may hold meetings by use of any means of communication on the condition that all participating directors can hear each other at the same time.

(e)          Notwithstanding anything to the contrary herein, including Articles 31(a) and 31(b), and without derogating from any other approvals required pursuant to these Articles or applicable law, the following actions shall require the approval of the Board with the affirmative vote by at least two-thirds (2/3) of the Directors then in office and entitled to vote thereon:

(1)         Any merger, consolidation, acquisition, amalgamation, business combination, issuance of equity securities or debt securities convertible into equity or other similar transaction (each, a “Transaction”), in each case that would reasonably be expected to result (A) in any person (together with its affiliates) becoming, as a result of such Transaction, a beneficial owner (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of twenty-five percent (25%) or more of the total number of Shares that are issued and outstanding immediately following the consummation of such Transaction, or (B) in the increase of the beneficial ownership of Shares of any person (together with its affiliates) who, immediately prior to the consummation of such Transaction, holds (together with its affiliates) twenty five percent (25%) or more of the total number of the then issued and outstanding Shares;

(2)         Any direct or indirect sale, assignment, conveyance, transfer, lease or other disposition, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any person;

(3)          Any material change of the principal business of the Company, the entering into a new line of business that is materially different from the Company’s then current lines of business, or the exit from any of the then current lines of business of the Company, or other material changes to the Company’s strategy and/or policies with respect to its main lines of business; and

(4)         The liquidation, dissolution or winding-up of the Company or any subsidiary thereof, or the initiation of any of the foregoing.

(f)          Notwithstanding anything to the contrary herein, any amendment or replacement of Article 31(e) shall require, in addition to the approval of the General Meeting in accordance with these Articles and applicable law, the approval of the Board of Directors with the affirmative vote of at least two-thirds (2/3) of the Directors then in office and entitled to vote thereon.

32.         Delegation of Powers.

(a)          The Board of Directors may, subject to the provisions of the Companies Law, delegate any or all of its powers to committees (in these Articles referred to as a “Committee of the Board of Directors”, or “Committee”), each consisting of one or more persons (who may or may not be Directors), and it may from time to time revoke such delegation or alter the composition of any such Committee. No regulation imposed by the Board of Directors on any Committee and no resolution of the Board of Directors shall invalidate any prior act done or pursuant to a resolution by the Committee which would have been valid if such regulation or resolution of the Board had not been adopted. The meeting and proceedings of any such Committee of the Board of Directors shall, mutatis mutandis, be governed by the provisions herein contained for regulating the meetings of the Board of Directors, to the extent not superseded by any regulations adopted by the Board of Directors. Unless otherwise expressly prohibited by the Board of Directors, in delegating powers to a Committee of the Board of Directors, such Committee shall be empowered to further delegate such powers.

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(b)         Without derogating from the provisions of Article 44, the Board of Directors may from time to time appoint a Secretary to the Company, as well as officers, agents, employees and independent contractors, as the Board of Directors deems fit, and may terminate the service of any such person. The Board of Directors may, subject to the provisions of the Companies Law, determine the powers and duties, as well as the salaries and compensation, of all such persons.

(c)          The Board of Directors may from time to time, by power of attorney or otherwise, appoint any person, company, firm or body of persons to be the attorney or attorneys of the Company at law or in fact for such purposes(s) and with such powers, authorities and discretions, and for such period and subject to such conditions, as it deems fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board of Directors deems fit, and may also authorize any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

33.         Number of Directors.

(a)          The Board of Directors shall consist of such number of Directors (not less than five (5) nor more than 11 (eleven), including External Directors, if any were elected) as may be fixed from time to time by the Board of Directors.

(b)         Notwithstanding anything to the contrary herein, this Article 33 may only be amended or replaced by a resolution adopted at a General Meeting by a majority of 60% of the total voting power of the Company’s shareholders.

34.         Election and Removal of Directors.

(a)          The Directors, excluding the External Directors if any were elected, shall be classified, with respect to the term for which they each severally hold office, into three classes, as nearly equal in number as practicable, hereby designated as Class I, Class II and Class III. The Board of Directors may assign members of the Board of Directors already in office to such classes at the time such classification becomes effective.

(i)          The term of office of the initial Class I directors shall expire at the first Annual General Meeting to be held in 2019 and when their successors are elected and qualified,

(ii)         The term of office of the initial Class II directors shall expire at the first Annual General Meeting following the Annual General Meeting referred to in clause (i) above and when their successors are elected and qualified, and

(iii)        The term of office of the initial Class III directors shall expire at the first Annual General Meeting following the Annual General Meeting referred to in clause (ii) above and when their successors are elected and qualified,

(b)         At each Annual General Meeting, commencing with the Annual General Meeting to be held in 2019, each of the successors elected to replace the Directors of a Class whose term shall have expired at such Annual General Meeting shall be elected to hold office until the third Annual General Meeting next succeeding his or her election and until his or her respective successor shall have been elected and qualified. Notwithstanding anything to the contrary, each Director shall serve until his or her successor is elected and qualified or until such earlier time as such Director’s office is vacated.

(c)          If the number of Directors (excluding External Directors, if any were elected) that consists the Board of Directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned by the Board of Directors among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

(d)         Prior to every General Meeting of the Company at which Directors are to be elected, and subject to clauses (a) and (h) of this Article, the Board of Directors (or a Committee thereof) shall select, by a resolution adopted by a majority of the Board of Directors (or such Committee), a number of Persons to be proposed to the Shareholders for election as Directors at such General Meeting (the “Nominees”).

Annex A-12

(e)          Any Proposing Shareholder requesting to include on the agenda of a General Meeting a nomination of a Person to be proposed to the Shareholders for election as Director (such person, an “Alternate Nominee”), may so request provided that it complies with this Article 34 and Article and applicable law. Unless otherwise determined by the Board, a Proposal Request relating to Alternate Nominee is deemed to be a matter that is appropriate to be considered only in an Annual General Meeting. In addition to any information required to be included in accordance with applicable law, such a Proposal Request shall include information required pursuant to Article , and shall also set forth: (i) the name, address, telephone number, fax number and email address of the Alternate Nominee and all citizenships and residencies of the Alternate Nominee; (ii) a description of all arrangements, relations or understandings between the Proposing Shareholder(s) or any of its affiliates and each Alternate Nominee; (iii) a declaration signed by the Alternate Nominee that he consents to be named in the Company’s notices and proxy materials relating to the General Meeting, if provided or published, and, if elected, to serve on the Board of Directors and to be named in the Company’s disclosures and filings, (iv) a declaration signed by each Alternate Nominee as required under the Companies Law and any other applicable law and stock exchange rules and regulations for the appointment of such an Alternate Nominee and an undertaking that all of the information that is required under law and stock exchange rules and regulations to be provided to the Company in connection with such an appointment has been provided (including, information in respect of the Alternate Nominee as would be provided in response to the applicable disclosure requirements under Form 20-F or any other applicable form prescribed by the U.S. Securities and Exchange Commission (the “SEC”); (v) a declaration made by the Alternate Nominee of whether he meets the criteria for an independent director and/or External Director of the Company under the Companies Law and/or under any applicable law, regulation or stock exchange rules, and if not, then an explanation of why not; and (vi) any other information required at the time of submission of the Proposal Request by applicable law, regulations or stock exchange rules. In addition, the Proposing Shareholder shall promptly provide any other information reasonably requested by the Company. The Board of Directors may refuse to acknowledge the nomination of any person not made in compliance with the foregoing. The Company shall be entitled to publish any information provided by a Proposing Shareholder pursuant to this Article and Article , and the Proposing Shareholder shall be responsible for the accuracy and completeness thereof.

(f)          The Nominees or Alternate Nominees shall be elected by a resolution adopted at the General Meeting at which they are subject to election.

(g)         Notwithstanding anything to the contrary herein, this Article 34 and Article 37(e) may only be amended, replaced or suspended by a resolution adopted at a General Meeting by a majority of 60% of the total voting power of the Company’s shareholders.

(h)         Notwithstanding anything to the contrary in these Articles, the election, qualification, removal or dismissal of External Directors, if so elected, shall be only in accordance with the applicable provisions set forth in the Companies Law.

35.         Commencement of Directorship.

Without derogating from Article 34, the term of office of a Director shall commence as of the date of his appointment or election, or on a later date if so specified in his appointment or election.

36.         Continuing Directors in the Event of Vacancies.

The Board may at any time and from time to time appoint any person as a Director to fill a vacancy (whether such vacancy is due to a Director no longer serving or due to the number of Directors serving being less than the maximum number stated in Article 33 hereof). In the event of one or more such vacancies in the Board of Directors, the continuing Directors may continue to act in every matter, provided, however, that if they number less than the minimum number provided for pursuant to Article 33 hereof, they may only act in an emergency or to fill the office of director which has become vacant up to a number equal to the minimum number provided for pursuant to Article 33 hereof, or in order to call a General Meeting of the Company for the purpose of electing Directors to fill any or all vacancies. The office of a Director that was appointed by the Board of Directors to fill any vacancy shall only be for the remaining period of time during which the Director whose service has ended was filled would have held office, or in case of a vacancy due to the number of Directors serving being less than the maximum number stated in Article 33 hereof the Board shall determine at the time of appointment the class pursuant to Article 34 to which the additional Director shall be assigned.

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37.         Vacation of Office.

The office of a Director shall be vacated and he shall be dismissed or removed:

(a)          ipso facto, upon his death;

(b)         if he is prevented by applicable law from serving as a Director;

(c)          if the Board determines that due to his mental or physical state he is unable to serve as a director;

(d)         if his directorship expires pursuant to these Articles and/or applicable law;

(e)          by a resolution adopted at a General Meeting by a majority of 60% of the total voting power of the Company’s shareholders. Such removal shall become effective on the date fixed in such resolution;

(f)          by his written resignation, such resignation becoming effective on the date fixed therein, or upon the delivery thereof to the Company, whichever is later; or

(g)         with respect to an External Director, if so elected, and notwithstanding anything to the contrary herein, only pursuant to applicable law.

38.         Conflict of Interests; Approval of Related Party Transactions.

(a)          Subject to the provisions of the Companies Law and these Articles, no Director shall be disqualified by virtue of his office from holding any office or place of profit in the Company or in any company in which the Company shall be a shareholder or otherwise interested, or from contracting with the Company as vendor, purchaser or otherwise, nor shall any such contract, or any contract or arrangement entered into by or on behalf of the Company in which any Director shall be in any way interested, be avoided, nor, other than as required under the Companies Law, shall any Director be liable to account to the Company for any profit arising from any such office or place of profit or realized by any such contract or arrangement by reason only of such Director’s holding that office or of the fiduciary relations thereby established, but the nature of his interest, as well as any material fact or document, must be disclosed by him at the meeting of the Board of Directors at which the contract or arrangement is first considered, if his interest then exists, or, in any other case, at no later than the first meeting of the Board of Directors after the acquisition of his interest.

(b)         Subject to the Companies Law and these Articles, a transaction between the Company and an Office Holder, and a transaction between the Company and another entity in which an Office Holder of the Company has a personal interest, in each case, which is not an Extraordinary Transaction (as defined by the Companies Law), shall require only approval by the Board of Directors and by the Audit Committee or Compensation Committee of the Board of Directors (as applicable). Such authorization, as well as the actual approval, may be for a particular transaction or more generally for specific type of transactions.

(c)          Notwithstanding anything to the contrary in these Articles, the Company shall not engage in any Business Combination (as defined below) with any Shareholder which, together with its affiliates, hold(s) (beneficially or of record) twenty percent (20%) or more of the total voting power represented by the issued and outstanding Shares (each such Shareholder, an “Interested Shareholder”):

(i)          in the case of any Shareholder which is an Interested Shareholder as of [the date the provision is adopted] (the “Effective Date”) – during a 3-year period commencing on the Effective Date, and

(ii)         with respect to any other Shareholder – during a 3-year period commencing each time such Shareholder becomes (other than due to a buyback, redemption or cancellation of shares by the Company) an Interested Shareholder, in each case, unless the Board of Directors approves such Business Combination with the affirmative vote of at least two-thirds (2/3) of the Directors then in office and entitled to vote thereon.

As used in this Article 38 only, “Business Combination” means (i) a merger or consolidation of the Company in which the holders of a majority of the Shares that are issued and outstanding immediately prior to the consummation of such transaction hold immediately following the consummation of such transaction less

Annex A-14

than 50% of the issued and outstanding share capital of the surviving, acquiring or resulting company (or if the surviving, acquiring or resulting company is a wholly owned subsidiary of another company immediately following the consummation of such transaction, the parent company of such surviving, acquiring or resulting company) or (ii) a disposition of assets of the Company and/or its subsidiaries having an aggregate value of 10% or more of either (A) the assets of the Company and its subsidiaries, taken as a whole, or (B) of the market value of the Company’s issued and outstanding Shares.

(d)         Notwithstanding anything to the contrary herein, any amendment or replacement of Article 38(c) shall require, in addition to the approval of the General Meeting in accordance with these Articles and applicable law, the approval of the Board of Directors with the affirmative vote of at least two-thirds (2/3) of the Directors then in office and entitled to vote thereon.

39.         Alternate Directors.

(a)          Subject to the provisions of the Companies Law, a Director may, by written notice to the Company, appoint, remove or replace any person as an alternate for himself; provided that the appointment of such person shall have effect only upon and subject to its being approved by the Board (in these Articles, an “Alternate Director”). Unless the appointing Director, by the instrument appointing an Alternate Director or by written notice to the Company, limits such appointment to a specified period of time or restricts it to a specified meeting or action of the Board of Directors, or otherwise restricts its scope, the appointment shall be for all purposes, and for a period of time concurrent with the term of the appointing Director.

(b)         Any notice to the Company pursuant to Article 39 shall be given in person to, or by sending the same by mail to the attention of the Chairperson of the Board of Directors at the principal office of the Company or to such other person or place as the Board of Directors shall have determined for such purpose, and shall become effective on the date fixed therein, upon the receipt thereof by the Company (at the place as aforesaid) or upon the approval of the appointment by the Board, whichever is later.

(c)          An Alternate Director shall have all the rights and obligations of the Director who appointed him, provided however, that (i) he may not in turn appoint an alternate for himself (unless the instrument appointing him otherwise expressly provides), and (ii) an Alternate Director shall have no standing at any meeting of the Board of Directors or any Committee thereof while the Director who appointed him is present.

(d)         Any individual, who qualifies to be a member of the Board of Directors, may act as an Alternate Director. One person may not act as Alternate Director for several directors or if he is serving as a Director.

(e)          The office of an Alternate Director shall be vacated under the circumstances, mutatis mutandis, set forth in Article 37, and such office shall ipso facto be vacated if the office of the Director who appointed such Alternate Director is vacated, for any reason.

Proceedings of the Board of Directors

40.         Meetings.

(a)          The Board of Directors may meet and adjourn its meetings and otherwise regulate such meetings and proceedings as the Directors think fit.

(b)         Any Director may at any time, and the Secretary, upon the request of such Director, shall, convene a meeting of the Board of Directors, but not less than two (2) days’ notice shall be given of any meeting so convened, unless such notice is waived in writing by all of the Directors as to a particular meeting or unless the matters to be discussed at such meeting are of such urgency and importance that notice ought reasonably to be waived under the circumstances.

(c)          Notice of any such meeting shall be given orally, by telephone, in writing or by mail or facsimile or such other means of delivery of notices as the Company may apply, from time to time.

(d)         Notwithstanding anything to the contrary herein, failure to deliver notice to a director of any such meeting in the manner required hereby may be waived by such Director, and a meeting shall be deemed to have been duly convened notwithstanding such defective notice if such failure or defect is waived prior to action being taken at such meeting, by all Directors entitled to participate at such meeting to whom notice was

Annex A-15

not duly given as aforesaid. Without derogating from the foregoing, no Director present at any time during a meeting of the Board of Directors shall be entitled to seek the cancellation or invalidation of any proceedings or resolutions adopted at such meeting on account of any defect in the notice of such meeting relating to the date, time or the place thereof or the convening of the meeting.

41.         Quorum.

Until otherwise unanimously decided by the Board of Directors, a quorum at a meeting of the Board of Directors shall be constituted by the presence in person or by any means of communication of a majority of the Directors then in office who are lawfully entitled to participate and vote in the meeting. No business shall be transacted at a meeting of the Board of Directors unless the requisite quorum is present (in person or by any means of communication) when the meeting proceeds to business.

42.         Chairperson of the Board of Directors.

The Board of Directors shall, from time to time, elect one of its members to be the Chairperson of the Board of Directors, remove such Chairperson from office and appoint in his place. The Chairperson of the Board of Directors shall preside at every meeting of the Board of Directors, but if there is no such Chairperson, or if at any meeting he is not present within fifteen (15) minutes of the time fixed for the meeting or if he is unwilling to take the chair, the Directors present shall choose one of the Directors present at the meeting to be the Chairperson of such meeting. The office of Chairperson of the Board of Directors shall not, by itself, entitle the holder to a second or casting vote.

43.         Validity of Acts Despite Defects.

All acts done or transacted at any meeting of the Board of Directors, or of a Committee of the Board of Directors, or by any person(s) acting as Director(s), shall, notwithstanding that it may afterwards be discovered that there was some defect in the appointment of the participants in such meeting or any of them or any person(s) acting as aforesaid, or that they or any of them were disqualified, be as valid as if there were no such defect or disqualification.

Chief Executive Officer

44.         Chief Executive Officer.

(a)          The Board of Directors shall from time to time appoint one or more persons, whether or not Directors, as Chief Executive Officer of the Company and may confer upon such person(s), and from time to time modify or revoke, such titles and such duties and authorities of the Board of Directors as the Board of Directors may deem fit, subject to such limitations and restrictions as the Board of Directors may from time to time prescribe. Such appointment(s) may be either for a fixed term or without any limitation of time, and the Board of Directors may from time to time (subject to any additional approvals required under, and the provisions of, the Companies Law and of any contract between any such person and the Company) fix their salaries and compensation, remove or dismiss them from office and appoint another or others in his or their place or places.

(b)         Unless otherwise determined by the Board of Directors, the Chief Executive Officer shall have authority with respect to the management and operations of the Company in the ordinary course of business.

Minutes

45.         Minutes.

Any minutes of the General Meeting or the Board of Directors or any committee thereof, if purporting to be signed by the Chairperson of the General Meeting, the Board or a committee thereof, as the case may be, or by the Chairperson of the next succeeding General Meeting, meeting of the Board or meeting of a committee thereof, as the case may be, shall constitute prima facie evidence of the matters recorded therein.

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Dividends

46.         Declaration of Dividends.

The Board of Directors may from time declare, and cause the Company to pay, such dividend as may appear to the Board of Directors to be justified by the profits of the Company and as permitted by the Companies Law. The Board of Directors shall determine the time for payment of such dividends and the record date for determining the shareholders entitled thereto.

47.         Amount Payable by Way of Dividends.

(a)          Subject to the provisions of these Articles and subject to the rights or conditions attached at that time to any share in the capital of the Company granting preferential, special or deferred rights or not granting any rights with respect to dividends, any dividend paid by the Company shall be allocated among the shareholders entitled thereto in proportion to their respective holdings of the shares in respect of which such dividends are being paid.

48.         Interest.

No dividend shall carry interest as against the Company.

49.         Capitalization of Profits, Reserves, etc.

The Board of Directors may determine that the Company (i) may cause any moneys, investments, or other assets forming part of the undivided profits of the Company, standing to the credit of a reserve fund, or to the credit of a reserve fund for the redemption of capital, or in the hands of the Company and available for dividends, or representing premiums received on the issuance of shares and standing to the credit of the share premium account, to be capitalized and distributed among such of the shareholders as would be entitled to receive the same if distributed by way of dividend and in the same proportion, on the footing that they become entitled thereto as capital; and (ii) may cause such distribution or payment to be accepted by such shareholders in full satisfaction of their interest in the said capitalized sum.

50.         Implementation of Powers.

For the purpose of giving full effect to any resolution under Article 49, , the Board of Directors may settle any difficulty which may arise in regard to the distribution as it thinks expedient, and, in particular, may fix the value for distribution of any specific assets and may determine that cash payments shall be made to any shareholders upon the footing of the value so fixed, or that fractions of less value than a certain determined value may be disregarded in order to adjust the rights of all parties, and may vest any such cash, shares, debentures, debenture stock or specific assets in trustees upon such trusts for the persons entitled to the dividend or capitalized fund as may seem expedient to the Board of Directors. Where requisite, a proper contract shall be filed in accordance with Section 291 of the Companies Law, and the Board of Directors may appoint any person to sign such contract on behalf of the persons entitled to the dividend or capitalized fund.

51.         Unclaimed Dividends.

All unclaimed dividends or other moneys payable in respect of a share may be invested or otherwise made use of by the Board of Directors for the benefit of the Company until claimed. The payment by the Directors of any unclaimed dividend or such other moneys into a separate account shall not constitute the Company a trustee in respect thereof, and any dividend unclaimed after a period of seven (7) years from the date of declaration of such dividend, and any such other moneys unclaimed after a like period from the date the same were payable, shall be forfeited and shall revert to the Company, provided, however, that the Board of Directors may, at its discretion, cause the Company to pay any such dividend or such other moneys, or any part thereof, to a person who would have been entitled thereto had the same not reverted to the Company. The principal (and only the principal) of any unclaimed dividend of such other moneys shall be if claimed, paid to a person entitled thereto.

Annex A-17

52.         Mechanics of Payment.

Any dividend or other moneys payable in cash in respect of a share may be paid by check or payment order sent through the post to, or left at, the registered address of the person entitled thereto or by transfer to a bank account specified by such person (or, if two or more persons are registered as joint holders of such share or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, to the joint holder whose name is registered first in the Register of Shareholders or his bank account or the person who the Company may then recognize as the owner thereof or entitled thereto under Article 16 or 17 hereof, as applicable, or such person’s bank account), or to such person and at such other address as the person entitled thereto may by writing direct, or in any other manner the Board deems appropriate. Every such check or warrant or other method of payment shall be made payable to the order of the person to whom it is sent, or to such person as the person entitled thereto as aforesaid may direct, and payment of the check or warrant by the banker upon whom it is drawn shall be a good discharge to the Company.

53.         Receipt from a Joint Holder.

If two or more persons are registered as joint holders of any share, or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, any one of them may give effectual receipts for any dividend or other moneys payable or property distributable in respect of such share.

Accounts

54.         Books of Account.

The Company’s books of account shall be kept at the Office of the Company, or at such other place or places as the Board of Directors may think fit, and they shall always be open to inspection by all Directors. No shareholder, not being a Director, shall have any right to inspect any account or book or other similar document of the Company, except as conferred by law or authorized by the Board of Directors. The Company shall make copies of its annual financial statements available for inspection by the shareholders at the principal offices of the Company. The Company shall not be required to send copies of its annual financial statements to shareholders.

55.         Auditors.

The appointment, authorities, rights and duties of the auditor(s) of the Company, shall be regulated by applicable law, provided, however, that in exercising its authority to fix the remuneration of the auditor(s), the shareholders in General Meeting may act (and in the absence of any action in connection therewith shall be deemed to have so acted) to authorize the Board of Directors (with right of delegation to management) to fix such remuneration subject to such criteria or standards, and if no such criteria or standards are so provided, such remuneration shall be fixed in an amount commensurate with the volume and nature of the services rendered by such auditor(s).

Supplementary Registers

56.         Supplementary Registers.

Subject to and in accordance with the provisions of Sections 138 and 139 of the Companies Law, the Company may cause supplementary registers to be kept in any place outside Israel as the Board of Directors may think fit, and, subject to all applicable requirements of law, the Board of Directors may from time to time adopt such rules and procedures as it may think fit in connection with the keeping of such branch registers.

Exemption, Indemnity and Insurance

57.         Insurance.

Subject to the provisions of the Companies Law with regard to such matters, the Company may enter into a contract for the insurance of the liability, in whole or in part, of any of its Office Holders imposed on such Office Holder due to an act performed by or an omission of the Office Holder in the Office Holder’s capacity as an Office Holder of the Company arising from any matter permitted by law, including the following:

(a)          a breach of duty of care to the Company or to any other person;

Annex A-18

(b)         a breach of his duty of loyalty to the Company, provided that the Office Holder acted in good faith and had reasonable grounds to assume that act that resulted in such breach would not prejudice the interests of the Company;

(c)          a financial liability imposed on such Office Holder in respect to his capacity as an Office Holder in favor of any other person; and

(d)         any other event, occurrence, matters or circumstances under any law with respect to which the Company may, or will be able to, insure an Office Holder, and to the extent such law requires the inclusion of a provision permitting such insurance in these Articles, then such provision is deemed to be included and incorporated herein by reference (including, without limitation, in accordance with Section 56h(b)(1) of the Securities Law, if and to the extent applicable, and Section 50P of the RTP Law).

58.         Indemnity.

(a)          Subject to the provisions of the Companies Law, the Company may retroactively indemnify an Office Holder of the Company with respect to the following liabilities and expenses, provided that such liabilities or expenses were imposed on such Office Holder or incurred by such Office Holder due to an act performed by or an omission of the Office Holder in such Office Holder’s capacity as an Office Holder of the Company:

(i)          a financial liability imposed on an Office Holder in favor of another person by any court judgment, including a judgment given as a result of a settlement or an arbitrator’s award which has been confirmed by a court in respect of an act performed by the Office Holder;

(ii)         reasonable litigation expenses, including attorneys’ fees, expended by the Office Holder as a result of an investigation or proceeding instituted against him or her by an authority authorized to conduct such investigation or proceeding, or in connection with a financial sanction, provided that (1) no indictment (as defined in the Companies Law) was filed against such office holder as a result of such investigation or proceeding; and (2) no financial liability in lieu of a criminal proceeding (as defined in the Companies Law) was imposed upon him or her as a result of such investigation or proceeding or if such financial liability was imposed, it was imposed with respect to an offence that does not require proof of criminal intent;

(iii)        reasonable litigation costs, including attorney’s fees, expended by an Office Holder or which were imposed on an Office Holder by a court in proceedings filed against the Office Holder by the Company or in its name or by any other person or in a criminal charge in respect of which the Office Holder was acquitted or in a criminal charge in respect of which the Office Holder was convicted for an offence which did not require proof of criminal intent;

(iv)        A financial obligation imposed upon an Office Holder and reasonable litigation costs, including attorney’s fees, expended by an Office Holder as a result of an administrative proceeding instituted against an Office Holder. Without derogating from the generality of the foregoing, such obligation or expenses will include a payment which an Office Holder is obligated to make to an injured party as set forth in Section 52(54)(a)(1)(a) of the Securities Law and expenses that an Office Holder incurred in connection with a proceeding under Chapters H’3, H’4 or I’1 of the Securities Law; and

(v)         any other event, occurrence, matter or circumstances under any law with respect to which the Company may, or will be able to, indemnify an Office Holder, and to the extent such law requires the inclusion of a provision permitting such indemnity in these Articles, then such provision is deemed to be included and incorporated herein by reference (including, without limitation, in accordance with Section 56h(b)(1) of the Israeli Securities Law, if and to the extent applicable, and Section 50P(b)(2) of the RTP Law).

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(b)         Subject to the provisions of the Companies Law, the Company may undertake to indemnify an Office Holder, in advance, with respect to those liabilities and expenses described in the following Articles:

(i)     Sub-Article 58 to ; and

(ii)    Sub-Article 58, provided that:

(1)              the undertaking to indemnify is limited to such events which the Directors shall deem to be likely to occur in light of the operations of the Company at the time that the undertaking to indemnify is made and for such amounts or criterion which the Directors may, at the time of the giving of such undertaking to indemnify, deem to be reasonable under the circumstances; and

(2)              the undertaking to indemnify shall set forth such events which the Directors shall deem to be likely to occur in light of the operations of the Company at the time that the undertaking to indemnify is made, and the amounts and/or criterion which the Directors may, at the time of the giving of such undertaking to indemnify, deem to be reasonable under the circumstances.

59.         Exemption.

Subject to the provisions of the Companies Law, the Company may, to the maximum extent permitted by law exempt and release, in advance, any Office Holder from any liability to the Company for damages arising out of a breach of a duty of care towards the Company.

60.         General.

(a)          Any amendment to the Companies Law adversely affecting the right of any Office Holder to be indemnified or insured pursuant to Articles 57 to 59 and any amendments to Articles 57 to 59 shall be prospective in effect, and shall not affect the Company’s obligation or ability to indemnify or insure an Office Holder for any act or omission occurring prior to such amendment, unless otherwise provided by applicable law.

(b)         The provisions of Articles 57 to 59 (i) shall apply to the maximum extent permitted by law (including, the Companies Law, the Securities Law and the RTP Law); and (ii) are not intended, and shall not be interpreted so as to restrict the Company, in any manner, in respect of the procurement of insurance and/or in respect of indemnification (whether in advance or retroactively) and/or exemption, in favor of any person who is not an Office Holder, including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Office Holder; and/or any Office Holder to the extent that such insurance and/or indemnification is not specifically prohibited under law.

Winding Up

61.         Winding Up.

If the Company is wound up, then, subject to applicable law and to the rights of the holders of shares with special rights upon winding up, the assets of the Company available for distribution among the shareholders shall be distributed to them in proportion to the nominal value of their respective holdings of the shares in respect of which such distribution is being made.

Notices

62.         Notices.

(a)          Any written notice or other document may be served by the Company upon any shareholder either personally, by facsimile, email or other electronic transmission, or by sending it by prepaid mail (airmail if sent internationally) addressed to such shareholder at his address as described in the Register of Shareholders or such other address as he may have designated in writing for the receipt of notices and other documents.

Annex A-20

(b)         Any written notice or other document may be served by any shareholder upon the Company by tendering the same in person to the Secretary or the Chief Executive Officer of the Company at the principal office of the Company, by facsimile transmission, or by sending it by prepaid registered mail (airmail if posted outside Israel) to the Company at its Office.

(c)          Any such notice or other document shall be deemed to have been served:

(i)           in the case of mailing, forty-eight (48) hours after it has been posted, or when actually received by the addressee if sooner than forty-eight hours after it has been posted, or

(ii)          in the case of overnight air courier, on the next business day following the day sent, with receipt confirmed by the courier, or when actually received by the addressee if sooner than three business days after it has been sent;

(iii)         in the case of personal delivery, when actually tendered in person, to such addressee.

(iv)         in the case of facsimile, email or other electronic transmission, the on the first business day (during normal business hours in place of addressee) on which the sender receives automatic electronic confirmation by the addressee’s facsimile machine that such notice was received by the addressee or delivery confirmation from the addressee’s email or other communication server.

(d)         If a notice is, in fact, received by the addressee, it shall be deemed to have been duly served, when received, notwithstanding that it was defectively addressed or failed, in some other respect, to comply with the provisions of this Article 62.

(e)          All notices to be given to the shareholders shall, with respect to any share to which persons are jointly entitled, be given to whichever of such persons is named first in the Register of Shareholders, and any notice so given shall be sufficient notice to the holders of such share.

(f)          Any shareholder whose address is not described in the Register of Shareholders, and who shall not have designated in writing an address for the receipt of notices, shall not be entitled to receive any notice from the Company.

(g)         Notwithstanding anything to the contrary contained herein, notice by the Company of a General Meeting, containing the information required by applicable law and these Articles to be set forth therein, which is published, within the time otherwise required for giving notice of such meeting, in either or several of the following manners (as applicable) shall be deemed to be notice of such meeting duly given, for the purposes of these Articles, to any shareholder whose address as registered in the Register of Shareholders (or as designated in writing for the receipt of notices and other documents) is located either inside or outside the State of Israel:

(i)          if the Company’s shares are then listed for trading on a national securities exchange in the United States or quoted in an over-the-counter market in the United States, publication of notice of a General Meeting on Schedule 14A (or an equivalent form subsequently adopted by the SEC), as appropriate, furnished to the SEC; and/or

(ii)          on the Company’s internet site.

(h)          The mailing or publication date and the record date and/or date of the meeting (as applicable) shall be counted among the days comprising any notice period under the Companies Law and the regulations thereunder.

63.         Amendment

Without derogating from any other provision of these Articles, including Articles 31(f) and 38(d), any amendment of these Articles shall require, in addition to the approval of the General Meeting in accordance with these Articles and applicable law, the approval of the Board of Directors with the affirmative vote of a majority of the Directors then in office and entitled to vote thereon.

Annex A-21

~~63~~ 64.    FORUM FOR ADJUDICATION OF DISPUTES

(a)          Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America, shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the U.S. Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint. For the avoidance of doubt, this provision is intended to benefit and may be enforced by the Company, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. The foregoing provisions of this Article 63 shall not apply to causes of action arising under the Exchange Act.

(b)         Unless the Company consents in writing to the selection of an alternative forum, the competent courts in Tel Aviv, Israel shall be the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s shareholders, or (iii) any action asserting a claim arising pursuant to any provision of the Companies Law or the Securities Law.

(c)          Any person or entity purchasing or otherwise acquiring or holding any interest in shares of the Company shall be deemed to have notice of and consented to the provisions of this Article 63.

*    *    *

Annex A-22

GAMIDA CELL LTD. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 26, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 26, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D88267-P77018 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. GAMIDA CELL LTD. The Board of Directors recommends you vote FOR Proposals 1 through 4: 1. To elect each of Ms. Shawn Tomasello and Mr. Stephen Wills to serve as a Class I director of the Company, and to hold office until the close of business of the annual general meeting of shareholders to be held in 2025 and until their respective successors are duly elected and qualified, or until such individual’s earlier resignation or retirement. Nominees: 1a. Ms. Shawn Tomasello 1b. Mr. Stephen Wills

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:The Proxy Statement is available at www.proxyvote.com. D88268-P77018 GAMIDA CELL LTD. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THEANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 27, 2022 The undersigned, a shareholder of Gamida Cell Ltd. (the “Company”), hereby appoints Dr. Julian Adams and Shai Lankry, and each of them, acting individually as the attorney and proxy for the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act on behalf of the undersigned at the Annual General Meeting of Shareholders of the Company (the “Meeting”) to be held at 12 Leshem Street, Kiryat Gat, 8258412, Israel, on Wednesday, July 27, 2022, at 5:00 p.m. Israel Time, or at any adjournment(s) or postponement(s) thereof, with respect to all of the Ordinary Shares of the Company (the “Shares”) which the undersigned would be entitled to vote as indicated with respect to the matter set forth below this Proxy. Subject to the applicable law and rules of Nasdaq, in the absence of such instructions, the Shares represented by properly executed and received proxies will be voted “FOR” all of the proposed resolutions to be presented at the Meeting or any adjournment(s) or postponement(s) thereof for which the Board of Directors of the Company recommends a “FOR” vote. This Proxy also delegates, to the extent permitted by applicable law, discretionary authority to vote with respect to any other business which may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND MAIL THE ENTIRE PROXY PROMPTLY, ALONG WITH PROOF OF IDENTITY IN ACCORDANCE WITH THE COMPANY’S PROXY STATEMENT, IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.